Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked by [***].
COLLABORATION AGREEMENT

By and Between

[***]

and

PDI, INC.
Dated as of August 19, 2013

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

TABLE OF CONTENTS

Article 1 DEFINITIONS                                1
1.1.    Definitions                                    1
1.2.    Construction                                    6
1.3.    Headings                                    6
1.4.    Number And Gender                                6
1.5.    Knowledge                                    6
1.6.    Statutes                                        6
1.7.    “Including”, “Herein” And References                        6
Article 2 COLLABORATION                                7
2.1.    Collaboration Efforts.                                7
2.2.    Compensation For Collaboration.                        8
Article 3 CALL AND PUT OPTIONS                            9
3.1.    PDI Call Option.                                9
3.2.    [***] Put Option.                                9
3.3.    [***] Put Option - Conditions To Exercise.                    9
3.4.    [***] Put Option - Conditions To Closing.                    10
3.5.    Stock Purchase Agreement; Closing.                        10
Article 4 MILESTONES                                11
4.1.    [***].                                        11
4.2.    [***] Study.                                    11
4.3.    [***] Validation.                                12
4.4.    [***] Approval.                                    12
4.5.    Total Milestone Payments; Set Off.                        12
Article 5 ROYALTIES                                    12
5.1.    Royalty Payments.                                12
5.2.    Royalty Reporting And Payment.                        13
5.3.    Term Of Royalty.                                13
5.4.    Records & Audits.                                14
Article 6 REPRESENTATIONS AND WARRANTIES OF PDI CONCERNING THE TRANSACTION    14
6.1.    Representations And Warranties Of Pdi                        14
Article 7 REPRESENTATIONS AND WARRANTIES CONCERNING [***]         15
Article 8 COVENANTS                                16
i
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

8.1.    Operation And Preservation Of Business                        16
8.2.    Access To Information                                16
8.3.    Notice Of Developments                            16
8.4.    Reporting                                    16
8.5.    Legal Proceedings                                16
8.6.    Exclusivity                                    17
8.7.    Restrictive Legend                                17
8.8.    [***] Master Services Agreement                        17
8.9.    [***] Agreement                                17
8.10.    [***] Consulting Agreement                            18
8.11.    Financial Information And Taxes                        18
Article 9 REMEDIES FOR BREACHES OF THIS AGREEMENT            18
9.1.    Survival Of Representations And Warranties                    18
9.2.    Indemnification Of PDI                                18
9.3.    Indemnification Of [***]                             19
9.4.    Limitations On Indemnification For Breaches Of Representations And Warranties    19
9.5.    Notice Of Claim                                20
9.6.    Third Person Or Governmental Body Claims                    20
9.7.    Calculation Of Losses                                21
Article 10 TERM AND TERMINATION                        21
10.1.    Term of Agreement                                21
10.2.    Termination Of Agreement                            21
10.3.    Survival                                    23
Article 11 MISCELLANEOUS                                23
11.1.    Press Releases And Public Announcements                    23
11.2.    No Third-Party Beneficiaries                            23
11.3.    Entire Agreement                                23
11.4.    Succession And Assignment                            24
11.5.    Counterparts                                    24
11.6.    Notices                                        24
11.7.    Governing Law                                    25
11.8.    Submission To Jurisdiction; Consent To Service Of Process            25
11.9.    Amendments And Waivers                            25
11.10.    Severability                                26

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

11.11.    Expenses                                26
11.12.    [***]                                    26

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBITS

Exhibit A    Form of Stock Purchase Agreement
Exhibit B    Representations and Warranties concerning [***]
Exhibit C    Promissory Note

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

COLLABORATION AGREEMENT
COLLABORATION AGREEMENT, dated as of August 19, 2013 (the “Effective Date”), by and between [***], a Delaware corporation (“[***]”) and PDI, INC., a Delaware corporation (“PDI”).
STATEMENT
A.    [***] is an emerging molecular diagnostics company focusing on [***].
B.    [***].
C.    PDI is a provider of outsourced commercial services to pharmaceutical, biotechnology and medical device clients in the United States and offers a broad range of sales support services, clinical educator services, digital communications, tele-detailing and full-service product commercialization solutions.
D.    PDI and [***] desire to collaborate on the commercialization of [***] pursuant to the terms and conditions set forth in this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, PDI and [***] hereby agree as follows:
Article 1
DEFINITIONS
1.1    DEFINITIONS
In this Agreement, the following terms have the meanings specified or referred to in this Section 1.1 and shall be equally applicable to both the singular and plural forms. Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof and by this Agreement.
“Acquisition” has the meaning set forth in Section 3.5(a) below.
“Alternative Transaction” has the meaning set forth in Section 8.6.
“Affiliate” of any Person shall mean any other Person which directly or indirectly controls, is controlled by or is under common control with, such Person. The term “control” (including its correlative meanings “controlled by” and “under common control with”) means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).
“Agreement” means this Collaboration Agreement (including all Exhibits hereto other than Exhibit A) as it may be amended from time to time.
“Anniversary Date” has the meaning set forth in Section 2.1 below.
“Applicable Law” means any United States or foreign statute, law (including the common law), ordinance, rule, code, or regulation that applies in whole or in part to, as the case may be, [***] or PDI or any of their respective businesses, properties or assets. Any reference to any federal, provincial, state,

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.
“Business Day” means any day of the year on which national banking institutions in New Jersey are open to the public for conducting business and are not required or authorized to close.
“Claim Notice” has the meaning set forth in Section 9.5(a).
“Closing” has the meaning set forth in Section 3.5(a).
“Closing Conditions” has the meaning set forth in Section 3.4.
“Closing Date” has the meaning set forth in Section 3.5(b).
“Code” means the United States Internal Revenue Code of 1986, as amended.
“[***]” has the meaning set forth in Section 4.1(b)(i).
“Commercialization” has the meaning set forth in Section 2.1(b).
“Confidentiality Agreement” means the Confidential Disclosure Agreement dated May 7, 2013 between PDI and [***].
“Cornell License Agreements” means [***].
“Cornell Rights” has the meaning set forth in the definition of [***].
“Effective Date” has the meaning set forth in the introductory paragraph to this Agreement.
[***].
[***].
“Expenses” means all reasonable out-of-pocket expenses incurred in connection with defending any claim, action, suit or proceeding incident to any matter indemnified hereunder (including court filing fees, court costs, arbitration or mediation fees or costs, and reasonable fees and disbursements of legal counsel).
“GAAP” means United States generally accepted accounting principles as in effect from time to time.
“Government Program” means any program administered by any Governmental Body applicable to [***].
“Governmental Body” means any United States or foreign government, whether federal, state, municipal or local, or other governmental, legislative, executive or judicial authority, commission or regulatory body.
[***].
“Indemnification Threshold” has the meaning set forth in Section 9.4(a).

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

2

“Indemnified Party” has the meaning set forth in Section 9.5(a).
“Indemnitor” has the meaning set forth in Section 9.5(a).
“Intellectual Property” means all trademarks, trademark applications, trade names, copyrights, copyright applications, patents and patent applications (and all royalty, license or other agreements regarding such intellectual property), logos, licenses, trade secrets, internet domain names owned or reserved, Software owned or licensed, Technology owned or licensed and other rights and registrations.
[***].
[***].
“Legal Proceeding” means any action, suit, proceeding, hearing, mediation, claim (including any counterclaim), written notice or other written assertion of legal liability or investigation of, in, or before any Governmental Body or before any arbitrator.
“Licensed Method” means any method that is claimed in Patent Rights, the use of which would constitute, but for the license granted to [***] under the Cornell License Agreements, an infringement, an inducement to infringe or contributory infringement, of any Patent Rights.
“Licensed Product” means any service, composition or product that is claimed in Patent Rights, or that is produced or enabled by a Licensed Method, or the manufacture, use, sale, offer for sale, or importation of which would constitute, but for the license granted to [***] under the Cornell License Agreements, an infringement, an inducement to infringe or contributory infringement, of any Patent Rights.
“Losses” means any and all losses, costs, obligations, liabilities, settlement payments, awards, judgments, fines, penalties, damages (including incidental damages, but excluding indirect, consequential, exemplary and punitive damages except to the extent such damages are payable to a third party), reasonable expenses, deficiencies, debts, adverse claims or other charges (whether in contract, tort, strict liability or otherwise).
“Material Adverse Change” means any change, effect, event, occurrence or state of facts that is materially adverse to (a) the business, properties, assets, financial condition, prospects or results of operations of [***], taken as a whole or (b) the ability of [***] to perform its obligations under this Agreement or to consummate the transactions contemplated hereby; provided, however, any adverse change, effect or circumstance resulting from general economic factors affecting the economy as a whole, to the extent that such factors do not have a disproportionate effect on [***] relative to other companies operating in the molecular diagnostics industry, that materially impair [***] ability to conduct its operations shall not be deemed in themselves, either alone or in combination, to constitute, and shall not be taken into account in determining whether there has been, a Material Adverse Change.
“[***]” has the meaning set forth in Section 4.1(a)(i).
“Milestone Payment” or “Milestone Payments” have the meanings set forth in Article 4.
“Net Revenue” means the total of the gross revenue actually collected on Licensed Products sold or leased by PDI (or its Affiliates), or any Affiliate of such party, as applicable), or any combination thereof, less the sum of the following deductions: cash, trade, or quantity discounts; sales, use, tariff,

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

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import/export duties or other excise taxes imposed on particular sales; transportation charges; or credits to customers because of rejections or returns.
“NY CLIA Approval” means that a CLIA application (Form CMS-116) has been completed and it and all accompanying documents have been submitted to and accepted by the New York State Department of Health (the “NYDOH”) for a laboratory facility selected by [***] (and approved by PDI, such approval not to be unreasonably withheld) and the NYDOH has issued (i) a certificate of compliance (containing a CLIA number) with all applicable CLIA requirements to such laboratory authorizing it to conduct the [***] tests, or (ii) waivers necessary to enable the commencement of commercialization of the [***] tests in New York.
“Option Conditions” has the meaning set forth in Section 3.3 below.
“Order” means any order, judgment, injunction, decree, award, ruling, doctrine, assessment, arbitration award, charge or writ of any court, tribunal or other Governmental Body or arbitrator.
“Ordinary Course” means any transaction relating to [***] which constitutes an ordinary day-to-day business activity of [***] reasonably consistent with past practice of [***].
“Organic Documents” means, with respect to a corporation, such corporation’s charter or certificate of incorporation and by-laws, or, with respect to a general or limited partnership, such partnership’s general or limited partnership agreement, or, with respect to a limited liability company, such limited liability company’s certificate of formation and operating agreement.
“Parties” means PDI and [***], collectively, and “Party” means any one of them.
“Patent Rights” shall have the meaning ascribed to it in the [***].
“PDI” has the meaning set forth in the introductory paragraph to this Agreement.
“PDI Call Option” has the meaning set forth in Section 3.1.
“PDI Call Option Expiration Date” has the meaning set forth in Section 3.1.
“PDI Commercialization Expenditures” has the meaning set forth in Section 2.1(e).
“PDI Documents” has the meaning set forth in Section 6.1(b).
“PDI Indemnitees” has the meaning set forth in Section 9.2.
“Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or other entity.
“[***]” has the meaning set forth in the introductory paragraph to this Agreement.
“[***] Documents” means all agreements, documents, or instruments or certificates contemplated by this Agreement or to be executed by [***] in connection with the transactions contemplated by this Agreement.
“[***] Indemnitees” has the meaning set forth in Section 9.3.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

4

“[***] Put Option” has the meaning set forth in Section 3.2.
“[***] Put Option Expiration Date” has the meaning set forth in Section 3.2.
“[***] Shareholders” shall mean the shareholders of [***].
“Promissory Note” has the meaning set forth in Section 10.2(a).
“Representatives” has the meaning set forth in Section 8.6.
“Royalty Payments” has the meaning set forth in Section 5.1.
“Securities Act” means the Securities Act of 1933, as amended.
“Security Interest” means any mortgage, pledge, lien, deed of trust, claim, lease, option, right of first refusal, easement, servitude, proxy, voting trust or agreement, transfer restriction under any shareholder or similar agreement, encumbrance, charge, or other security interest, restriction or limitation.
“[***]” has the meaning set forth in Section 4.2(a).
“Sensitivity Rating” means a rating to determine sensitivity utilizing true positives divided by the sum of true positives and false negatives times one hundred (100).
“Shares” shall mean all of the issued and outstanding capital stock of [***].
“Software” means computer programs, whether in source code or object code, databases, and all descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing; and all documentation including user manuals and other training documentation related to any of the foregoing.
“Specificity Milestone Payment” has the meaning set forth in Section 4.2(b).
“Stock Purchase Agreement” has the meaning set forth in Section 3.5(a).
“Stock Purchase Price” means the total Milestone Payments payable under Article 4 subject to any adjustments to such purchase price as set forth in the Stock Purchase Agreement.
“Specificity Rating” means a rating to determine specificity utilizing true negatives divided by the sum of false positives and true negatives times one hundred (100).
“Technology” means, collectively, designs, formulae, procedures, methods, techniques, ideas, know-how, results of research and development, Software, inventions, apparatus, creations, works of authorship and other similar materials, and all recordings, graphs, drawings, reports, analyses, and other writings, and any other embodiments of the above, in any form whether or not specifically listed herein.
“Third Party Claim” has the meaning set forth in Section 9.6(a).
“Third Party Infringement” has the meaning set forth in the definition of [***].
“[***] Study” means a study to be conducted after the Effective Date, using a minimum number of human subjects to be agreed to by the Parties, to test the [***] when compared to other technologies,
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diagnostic tests or products, the results of which shall be statistically significant and the cost of which shall not exceed $[***].
“[***] Validation” shall mean a Validation Study completed and ready for submission to New York State by [***] (or an equivalent New York State-certified organization), which has been reviewed and approved by PDI before submission, showing that the [***] assay meets analytical and clinical validation requirements using standard and well-accepted NY CLIA approval guidelines and NY CLIA submission standards.
“[***] Agreement” has the meaning set forth in Section 8.9.
1.2    CONSTRUCTION
The Parties have participated jointly in the negotiation and preparation of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.
1.3.    HEADINGS
The division of this Agreement into articles, sections, subsections, and exhibits and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The article, section, subsection and exhibit headings in this Agreement are not intended to be full or precise descriptions of the text to which they refer and are not to be considered part of this Agreement.
1.4.    NUMBER AND GENDER
In this Agreement, words in the singular include the plural and vice-versa and words in one gender include all genders.
1.5.    KNOWLEDGE
Where any representation or warranty contained in this Agreement is expressly qualified by reference to the “Knowledge” of a natural Person, it shall be deemed to refer to knowledge of such Person after due inquiry, and where any representation or warranty contained in this Agreement is expressly qualified by reference to the “Knowledge” of a Person that is not an individual, it shall be deemed to refer to the knowledge after due inquiry of such Person’s directors and executive officers (including, in the case of [***]) and all other officers and managers having responsibility relating to the applicable matter.
1.6.    STATUTES
Unless specified otherwise, reference in this Agreement to a statute refers to that statute or to any amended or restated legislation of comparable effect. Reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.
1.7.    “INCLUDING”, “HEREIN” AND REFERENCES
The word “including” means “including without limitation” and shall not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it. All

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

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uses of the words “herein”, “hereto”, “hereof”, “hereby” and “hereunder” and similar expressions refer to this Agreement and not to any particular section or portion of it. References to an Article, Section, Subsection or Exhibit refer to the applicable article, section, subsection or exhibit of this Agreement.
Article 2
COLLABORATION

2.1.    COLLABORATION EFFORTS.

(a)Each of the parties shall use commercially reasonable efforts to achieve Commercialization on or before the first anniversary of the Effective Date (the “Anniversary Date”). The Parties will work together to agree upon the general approach and timing of achieving each of the elements comprising Commercialization as set forth in Section 2.1(b), with the understanding that any activity included within such general approach that will require material commitments, obligations, expenditures or deployment of other resources shall be undertaken only with the concurrence of both Parties. Except with respect to achieving [***] NY CLIA Approval and [***], PDI shall have the right to take the lead in such efforts and [***] agrees to support PDI in such efforts as may reasonably be requested by PDI, and not to pursue any such efforts unilaterally without prior consultation with and authorization by PDI as to any such efforts. None of the Parties guaranty, or provide any assurances to the other Party, that Commercialization can or will be achieved by the Anniversary Date or any time thereafter. PDI and [***] shall keep each other reasonably informed on the Parties’ collaboration efforts and activities and any actual and anticipated material delays in connection therewith.
(b)For purposes of this Agreement, the term “Commercialization” shall mean satisfaction of each and every of the following (unless waived by the Parties in writing in accordance with Section 11.9):

(i)	[***].

(ii)	[***].

(iii)	[***].

(iv)	[***].

(v)	[***].

(vi)	[***].

(vii)	[***].

(viii)	[***].

(c)The Parties will commence efforts to achieve [***] as soon as reasonably possible following the Effective Date; provided, however, the Parties shall agree upon the approach to obtaining such [***] and neither Party will engage in any substantive discussions or negotiations with third parties or otherwise commit to any obligations with regard to [***], without the other Party’s prior consent. PDI shall not be responsible to incur any costs, expenses or other obligations in connection with achieving [***] for purposes of achieving Commercialization.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

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(d)The Parties will begin the process of planning and preparing for the [***] as soon as reasonably possible following the Effective Date.

(e)Notwithstanding any of the foregoing, in no event shall PDI be obligated to expend in excess of $500,000, in the aggregate, which expenditures shall be for mutually agreed upon activities in furtherance of Commercialization efforts (such amount actually expended, whether greater or less than $500,000, the “PDI Commercialization Expenditures”). The PDI Commercialization Expenditures shall be primarily used for the [***] and establishing the reimbursement amount for commercial use of the [***] diagnostic test from Medicare and a nationally recognized third party insurance company. In no event shall PDI be obligated to initiate the [***] or otherwise incur any obligations, costs or expense unless and until [***] has been achieved or to pursue the [***] if and so long as the [***] is not continuing; provided, however, in the event of any delay or interruption in the [***] because of the lack of [***] may pursue any agreed-upon activities related to the [***] using its own funds, subject to reimbursement by PDI promptly after the achievement of [***] (so long as such reimbursement together with PDI’s other expenditures in furtherance of Commercialization efforts do not exceed $[***]).

(f)Subject to the provisions of Section 2.1(e), PDI shall reimburse [***] for any and all amounts expended by [***] in furtherance of Commercialization, if and to the extent that PDI has agreed in writing to reimburse [***] for same; provided, however, that prior written approval of PDI shall not be required with respect to any individual expenditure if the amount expended by [***] does not exceed $15,000, unless a series of individual expenditures would exceed $35,000 in the aggregate. Expenditures by [***] that do not require prior written approval are still subject to the provisions of Section 2.1(e). As to any such reimbursable amounts, [***] shall submit itemized invoices to PDI on a monthly basis, together with appropriate supporting documentation, with respect to any amounts due to [***] pursuant to this Section 2.1(f). PDI shall pay each invoice submitted by [***] within thirty (30) days of PDI’s receipt of such invoice. [***] shall deliver all invoices to PDI, and PDI shall make all payments to [***], at the Parties’ respective addresses set forth in Section 11.6. In the event a dispute arises between the Parties regarding any portion of any invoice, PDI shall pay all undisputed portions of the invoice(s) while withholding payment of the disputed portions pending good faith resolution by the Parties, and such withholding shall not constitute a breach of this Agreement.

(g)At any time following achievement of [***], the Parties may agree (but shall not be obligated to agree) that PDI may begin limited marketing and/or promotional efforts in connection with the Licensed Product, the parameters and cost of which are to be agreed upon in advance by the Parties. PDI agrees to pay its own costs and expenses associated with its marketing and promotional efforts pursuant to this Section 2.1(g) and such costs and expenses shall not be considered PDI Commercialization Expenditures for purposes of this Agreement. The Parties agree that any and all proceeds generated by PDI’s marketing and/or promotional efforts shall be paid to PDI until such time as all costs and expenses incurred by PDI in connection with such marketing and promotional efforts have been paid in full, and any remaining profits shall be shared equally by the Parties, until either the Closing or the termination of this Agreement pursuant to Section 10.2.

2.2.    COMPENSATION FOR COLLABORATION.

As full compensation to [***] for its obligations and collaboration efforts under this Article 2 and for granting the PDI Call Option under Article 3, upon execution and delivery of this Agreement, PDI shall pay [***] the sum of One Million Five Hundred Thousand Dollars ($1,500,000.00), payable in U.S. Dollars by wire transfer to a [***] U.S. bank account pursuant to wire instructions to be provided by [***]. [***] shall use a portion of these funds to pay and satisfy [***] ’s liabilities and obligations due as of the Effective Date, or which become due hereafter, to Cornell University. [***] shall pay Cornell

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8

University all outstanding amounts, including all principal and accrued and unpaid interest, under any and all convertible notes issued by [***] to Cornell University or its Affiliates, within three (3) Business Days from the effective date of the Cornell License Agreements.
Article 3
CALL AND PUT OPTIONS

3.1.    PDI CALL OPTION. PDI shall have the option (but not the obligation) to acquire one hundred percent (100%) of the Shares, which option may be exercised, so long as no notice of termination pursuant to Section 10.2(f) shall be pending, by PDI at any time during the term of this Agreement (whether or not Commercialization shall have been achieved) prior to the date that is the second anniversary date of the Effective Date (the “PDI Call Option Expiration Date”), by PDI providing written notice of such exercise to [***] at any time on or before the PDI Call Option Expiration Date (the “PDI Call Option”). If PDI exercises the PDI Call Option on or before the PDI Call Option Expiration Date, then the [***] Shareholders shall be required to sell all of their Shares to PDI for the Stock Purchase Price.

3.2.    [***] Put Option. [***] shall have the option (but not the obligation) to require PDI to acquire one hundred percent (100%) of the Shares, which option may be exercised by [***] at any time during the term of this Agreement following satisfaction of the Option Conditions (and provided such Option Conditions remain satisfied at the time of exercise) and prior to the date that is the second anniversary date of the Effective Date (the “[***] Put Option Expiration Date”), by [***] providing written notice of such exercise to PDI at any time on or before the [***] Put Option Expiration Date (the “[***] Put Option”). If [***] exercises the [***] Put Option, then PDI shall be required to purchase all (but not less than all) of the Shares, from the [***] Shareholders, for the Stock Purchase Price, and in such event the [***] Shareholders shall be required to sell all of the Shares to PDI for the Stock Purchase Price.

3.3.    [***] PUT OPTION - CONDITIONS TO EXERCISE.

[***] ’s right to exercise the [***] Put Option shall be subject to and conditioned upon complete satisfaction of each and every of the following conditions (collectively, the “Option Conditions”) (unless waived by the Parties in writing in accordance with Section 11.9):
(a)    Achievement of Commercialization; provided, however, that there is also Commercialization as of the date of exercise of the [***] Put Option;

(b)    the representations and warranties set forth in or referred to in Article 7 and/or Exhibit B shall be true and correct in all material respects, in each case, as of the date of this Agreement and (except for matters which PDI has approved in advance) as of the date of the exercise of the [***] Put Option, in each case as though made at and as of each such date, except to the extent such representations and warranties expressly speak as of an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date);

(c)    [***] shall have performed and complied with all obligations and agreements required hereunder in all material respects through the date of exercise of the [***] Put Option, and no notice of termination pursuant to Section 10.2(e) shall be pending;

(d)    there shall not have been or occurred, as of the date of exercise of the [***] Put Option, any Material Adverse Change;

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(e)    no Legal Proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an Order would (i) prevent consummation of any of the Acquisition or other transactions contemplated by this Agreement, (ii) cause the Acquisition or the other transactions contemplated by this Agreement to be rescinded following consummation or (iii) affect adversely the right of PDI to own the Shares and to control [***] ; and

(f)    [***] shall have delivered a certificate to PDI signed by [***] as an officer of [***] , dated as of the date of the exercise of the Put Option, stating that to its Knowledge, the Option Conditions set forth in this Section 3.3 have all been satisfied.

3.4.    [***] PUT OPTION - CONDITIONS TO CLOSING.

After [***] ’s exercise of the [***] Put Option, the obligation of PDI to consummate the Acquisition shall be subject to and conditioned upon complete satisfaction of each and every of the following conditions (collectively, the “Closing Conditions”) (unless waived by the Parties in writing in accordance with Section 11.9):
(a)    Achievement of Commercialization; provided, however, that there is also Commercialization as of the Closing Date;

(b)    the representations and warranties set forth in or referred to in Article 7 and/or Exhibit B shall be true and correct in all material respects, in each case (except for matters which PDI has approved in advance), as of the Closing Date, as though made at and as of the Closing Date, except to the extent such representations and warranties expressly speak as of an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date);

(c)    [***] shall have performed and complied with all obligations and agreements required hereunder in all material respects through the Closing Date, and no notice of termination pursuant to Section 10.2(e) shall be pending;

(d)    there shall not have been or occurred, as of the Closing Date, any Material Adverse Change;

(e)    no Legal Proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an Order would (i) prevent consummation of any of the Acquisition or other transactions contemplated by this Agreement, (ii) cause the Acquisition or the other transactions contemplated by this Agreement to be rescinded following consummation or (iii) affect adversely the right of PDI to own the Shares and to control [***] ;

(f)    [***] shall have delivered a certificate to PDI signed by [***] as an officer of [***] , dated as of the Closing Date, stating that to its Knowledge, the Closing Conditions set forth in this Section 3.4 have all been satisfied; and

(g)    such other conditions as may be set forth in the Stock Purchase Agreement.

3.5.    STOCK PURCHASE AGREEMENT; CLOSING.

(a)    In connection with the closing of the sale and purchase of the Shares (the “Closing”) following the exercise of the PDI Call Option or [***] Put Option, as the case may be (the

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10

“Acquisition”), each of the Parties shall execute and deliver a stock purchase agreement in form and substance attached hereto as Exhibit A (the “Stock Purchase Agreement”). Any such Acquisition shall be accomplished pursuant to the terms of the Stock Purchase Agreement.

(b)    The Closing of the Acquisition shall take place at the office of Norris, McLaughlin & Marcus, P.A. (or such other place as may be agreed to by the Parties in writing), at 10:00 a.m. local time, on a date to be specified by the parties (the “Closing Date”), which date shall be no later than fifteen (15) Business Days following the exercise of either the PDI Call Option or the [***] Put Option, as the case may be, or such sooner date as the Parties may agree.

Article 4
MILESTONES

Subject to the terms hereof, if the Closing of the Acquisition occurs following exercise of either the PDI Call Option or the [***] Put Option, as the case may be, then PDI shall pay to [***] for further distribution to the [***] Shareholders certain milestone payments in accordance with the Stock Purchase Agreement and the terms set forth below (each a “Milestone Payment” and collectively, the “Milestone Payments”). For the avoidance of doubt, no Milestone Payment otherwise specified in this Article 4 shall be payable unless the Closing shall have also occurred contemporaneously, following exercise of either the PDI Call Option or the [***] Put Option. Any Extension Fee paid under Section 10.2(c) shall be deemed a partial prepayment of the Milestone Payments otherwise due under this Article 4.
4.1.    [***].
(a)    [***]

(i)	[***].

(ii)	[***].

(iii)	[***].

(b)    [***]
(i)    [***].
(ii)    [***].
(iii)    [***].

4.2.    [***].

(a)    [***]
(i)    [***].
(b)    [***]
(i)    [***].
(ii)    [***].

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

11

4.3.    [***]. [***].

4.4.    [***]. [***].

4.5.     TOTAL MILESTONE PAYMENTS; SET OFF. In no event shall the total Milestone Payments (including any Extension Fee paid pursuant to Section 10.2(c) exceed $6,000,000 in the aggregate. In addition, the total Milestone Payments payable by PDI shall be reduced by any and all payments made by PDI or its Affiliate(s) directly or indirectly through [***] to any third party (or parties) in connection with achieving and maintaining [***], either prior to Closing, or after Closing if required by commitments or contractual obligations made or agreed to by [***] prior to Closing, but including only payments that are reduced to a set or fixed known amount, and payable on a date certain, at the time of entering into the commitment to make such payments. Notwithstanding any other provision herein to the contrary, there shall be no reduction to the Milestone Payments under this Section 4.5 (i) on account of the $1,500,000 payable to [***] under Section 2.2, or (ii) payments made to Cornell University under the Cornell License Agreements. Subject to Section 9.4(d), nothing in this Section 4.5 shall limit the PDI Indemnitees’ rights to indemnification pursuant to Article 9.

Article 5
ROYALTIES

5.1.    ROYALTY PAYMENTS. Subject to the terms hereof, if (and only if) the Closing of the Acquisition occurs following exercise of either the PDI Call Option or the [***] Put Option, as the case may be, then PDI shall pay [***] for further distribution to the [***] Shareholders royalty payments in accordance with the terms set forth below (collectively, the “Royalty Payments”).

(a)    A royalty based on the Net Revenue for each calendar year beginning January 1, 2015, by PDI and/or its Affiliate(s) as follows:

(i)    7.0% on such Net Revenue up to and equal to $50 million in each such calendar year;

(ii)    9.0% on such Net Revenue greater than $50 million and up to and equal to $100 million in each such calendar year; and

(iii)    11% on such Net Revenue greater than $100 million in each such calendar year.

(b)    The Royalty Payments payable by PDI shall be reduced by any and all payments made or to be made at or after Closing by PDI or its Affiliate(s), directly or indirectly through [***] , to any third party (or parties) in connection with achieving and maintaining [***], if required by commitments or contractual obligations made or agreed to by [***] prior to Closing, except to the extent that such amounts were withheld from the Milestone Payments in accordance with Section 4.5. If any payments to third parties as described above result in a reduction in royalty payments to Cornell University under the Cornell License Agreements as a result of the provisions in the Cornell License Agreements that permit reductions due to royalties paid to third parties (the amount of such reduction, the “Cornell Adjustment Amount”), then the Cornell Adjustment Amount shall be credited against any amount by which the Royalty Payments would otherwise be reduced under this Section 5.1(b). For the avoidance of doubt, in no event shall the aggregate amount of any reductions to the Royalties Payments under this Section 5.1(b) plus the Cornell Adjustment Amount exceed the amount of any payments made by PDI or its Affiliate(s), directly or indirectly through [***] , to any third party (or parties) in connection with achieving and

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

12

maintaining [***]. Subject to Section 9.4(d), nothing in this Section 5.1(b) shall limit the PDI Indemnitees’ rights to indemnification pursuant to Article 9.

(c)    Without the prior written consent of [***], neither PDI nor its Affiliates shall transfer, assign, sell, license or sub-license any rights under the Cornell License Agreements, including the Patent Rights, except (i) to an organization that PDI reasonably believes is capable of long-term performance of PDI’s obligations under this Article 5 and (ii) in such a way that requires any such transferee, assignee, purchaser, licensee or sub-licensee (collectively, a “Successor”) to assume, for the benefit of the [***] Shareholders, obligations of reporting, payment, record-keeping and audit equivalent to those imposed on PDI under this Article 5 (and subject to the same terms and other limitations herein), but for purposes of calculating the Royalty Payments payable by such Successor following such transfer, assignment, sale, license or sub-license of any rights under the Cornell License Agreements, as to any such Successor, such Successor’s equivalent “Net Revenue” shall be calculated based upon the sales or leases of Licensed Products by such party and its Affiliates; provided, however, that notwithstanding such transfer, assignment, sale, license or sub-license of any rights under the Cornell License Agreements, PDI’s obligations hereunder shall continue with respect to and to the extent of any rights under the Cornell License Agreements retained by PDI; provided further that in no event shall any such transfer, assignment, sale, license or sub-license be done for the purpose of adversely affecting the economic benefits to which the [***] Shareholders would otherwise be entitled under this Agreement.

5.2.    ROYALTY REPORTING AND PAYMENT.

(a)    Reporting. Commencing thirty days after the close of the calendar quarter beginning January 1, 2015, PDI shall submit to [***] quarterly reports describing the Net Revenue during the most recently completed calendar quarter and the Royalty Payments payable with respect thereto. If no amount is collected during any reporting period, a written statement to that effect shall be delivered to [***] within thirty days after the close of the applicable calendar quarter.
(b)    Payment.

(i)	With the delivery of each report required under Section 5.2(a), PDI shall pay the Royalty Payments shown as due on such report.

(ii)    All royalties due shall be paid in United States dollars.

(iii)    Any Royalty Payment payable under this Agreement, when overdue, shall bear interest at a rate per annum of three percent (3%) in excess of the Prime Rate as published by “The Wall Street Journal” at the time such payment is due and until payment is received by [***]. The accrual of such interest shall not foreclose [***] or the [***] Shareholders from exercising any other rights he or they may have resulting from the failure of PDI and/or its Affiliates to make the payment when due.

5.3.    TERM OF ROYALTY. Royalty Payments under this Article 5 shall be payable with respect to each calendar quarter through December 31, 2034, and the remaining obligations of PDI (and/or its Affiliates) under this Article 5 shall expire upon PDI’s satisfaction of all reporting and payment obligations with respect to such Royalty Payments; provided, however, Section 5.4 shall continue beyond such expiration in accordance with its terms. Notwithstanding any other provision herein to the contrary, if [***] or any of his Affiliates breach any of the covenants contained in Section 5.3 of the Stock Purchase Agreement related to non-competition or non-solicitation, after PDI provides written notice of

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

13

such breach to [***],[***]’s pro rata portion of the Royalty Payments otherwise payable hereunder shall thereafter be paid into escrow until the claim of breach is resolved by (a) written agreement of PDI and [***] or (b) a final, non-appealable judgment or decree of any Governmental Body. If such resolution contemplates the payment of damages by [***] to PDI and/or its Affiliates, the funds paid into escrow shall be released first to PDI in an amount equal to the amount of such damages, and the remaining escrow funds, if any, shall then promptly be released to [***]. Notwithstanding the foregoing, all funds paid into escrow shall promptly be released to [***] if the dispute has not been resolved within 180 days after delivery by PDI of a notice of breach to [***], or such longer period as PDI and [***] may agree, if prior to the conclusion of such period neither PDI nor [***] has commenced a Legal Proceeding with respect to the alleged breach.

5.4.    RECORDS & AUDITS.

(a)    PDI shall keep, and shall require its Affiliates to keep, accurate and correct records of all Licensed Products manufactured, used, and sold and all Net Revenue relating thereto. Such records shall be retained by PDI for at least three (3) years following the conclusion of the reporting period to which such records relate.

(b)    PDI shall make all records relating to Net Revenue available during normal business hours for inspection and audit, upon the reasonable request and at the sole expense of [***], by a Certified Public Accountant reasonably selected by [***] for the sole purpose of verifying Net Revenue amounts for the applicable reporting period. Any such request for inspection and audit shall be made within three years after the close of the applicable reporting period or periods to be examined. PDI may require, in its reasonable discretion, that such Certified Public Accountants execute a confidentiality agreement in a customary form prior to being provided access to such PDI’s records. If the audit discloses a deficiency in the amounts owed to the [***] Shareholders under this Agreement, PDI shall pay to [***] such deficiency plus interest thereon in accordance with Section 5.2(b)(iii). In addition, if the audit discloses an underpayment of amounts owed in excess of five percent (5%) of the actual amount owed, PDI shall also reimburse [***] for the reasonable costs and expenses associated with the audit.

Article 6
REPRESENTATIONS AND WARRANTIES OF PDI CONCERNING THE
TRANSACTION

6.1.    REPRESENTATIONS AND WARRANTIES OF PDI

PDI represents and warrants to [***] that:
(a)    Organization of PDI. PDI is a corporation duly formed, validly existing, and in good standing under the laws of Delaware.

(b)    Authorization of Transaction. PDI has full power and authority to execute and deliver this Agreement and each other agreement, document, or instrument or certificate contemplated by this Agreement or to be executed by PDI in connection with the transactions contemplated by this Agreement (the “PDI Documents”) and to perform its obligations hereunder or thereunder and to consummate the transactions contemplated hereby. This Agreement has been, and each of PDI Documents will be at or prior to the Closing, duly and validly executed and delivered by PDI and (assuming due authorization, execution and delivery by each other party thereto) this Agreement constitutes, and each of PDI Documents when so executed and delivered will constitute, the valid and legally binding obligation of PDI, enforceable in accordance with their respective terms and conditions.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

14

(c)    Noncontravention.

(i)
Neither the execution and the delivery of this Agreement nor any of PDI Documents, nor the consummation of the transactions contemplated hereby, will violate any Applicable Law to which PDI is subject or any provision of its Organic Documents.

(ii)
Neither the execution and the delivery of this Agreement nor any of PDI Documents, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which PDI is a party or by which it is bound or to which any of its assets are subject. Except for any filing requirements in connection with applicable securities laws, PDI does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Person or Governmental Body in connection with the execution and delivery of this Agreement or in order for the Parties to consummate the transactions contemplated by this Agreement.

(d)    Brokers’ Fees. PDI has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which [***] could become liable or obligated.

(e)    Litigation. There is no Legal Proceeding against PDI or to which PDI is otherwise a party that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement or the Stock Purchase Agreement. To PDI’s Knowledge, no event has occurred or circumstances exist that does or could result in or serve as a basis for any such Legal Proceeding.

(f)    Sufficiency of Funds. At the Effective Date, and at such time as payment may be required to be made by PDI under this Agreement (including, without limitation, the Closing Date), PDI will have sufficient funds available to it to permit PDI to pay all amounts payable to [***] , including all amounts payable pursuant to Article 2 and the Stock Purchase Price.

(g)    Purchase for Investment. All Shares purchased by PDI pursuant to this Agreement and the Stock Purchase Agreement are being acquired for investment only and not with a view to any public distribution thereof. PDI shall not offer to sell or otherwise dispose of, or sell or otherwise dispose of, the Shares so acquired by it in violation of any of the registration requirements of the Securities Act of 1933.

Article 7
REPRESENTATIONS AND WARRANTIES CONCERNING [***]

[***] hereby represents and warrants to PDI that the representations and warranties set forth on Exhibit B attached hereto are true and correct. The inclusion of any information in any section of the exhibits hereto or any other document delivered by [***] pursuant to this Agreement shall not be deemed to be an admission or evidence of the materiality of such item, nor shall it establish a standard of materiality for any purpose whatsoever.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

15

Article 8
COVENANTS

The Parties agree as follows with respect to the period between the Effective Date and any termination or expiration of this Agreement in accordance with its terms.
8.1.    OPERATION AND PRESERVATION OF BUSINESS

(a)    Except as otherwise expressly provided in this Agreement or with the prior written consent of PDI, [***] will not engage in any practice, take any action, or enter into any transaction outside the Ordinary Course. Without limiting the generality of the foregoing, [***] will not (i) engage in any practice, take any action, or enter into any transaction or agreement of the sort described in Section 7.9 of Exhibit B, and (ii) fail to comply in all material respects with all Applicable Laws.

(b)    [***] will use all commercially reasonable efforts to keep the business and properties of [***] in all material respects in the state as of the date hereof, including its present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers, and employees.

8.2.    ACCESS TO INFORMATION

[***] will permit PDI and representatives of PDI to have access at all reasonable times, and in a manner so as not to interfere with the normal business operations of [***] , to all premises, properties, personnel, books, records (including Tax and Tax related records), contracts, and documents of or pertaining to [***] . All information received by PDI and representatives of PDI in the course of the reviews contemplated by this Section 8.2 and which is “Confidential Information”, as that term is defined in the Confidentiality Agreement, shall be subject to the terms of the Confidentiality Agreement.
8.3.    NOTICE OF DEVELOPMENTS

[***] will give written notice to PDI, as promptly as reasonably possible upon becoming aware of: (i) any fact, change, condition, circumstance, event, occurrence or non-occurrence or development that has caused or is reasonably likely to cause any of the representations and warranties in this Agreement to be untrue or inaccurate in any material respect at any time after the Effective Date and prior to the Closing, or to cause a Material Adverse Change (ii) any material failure on its part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, or (iii) the institution of or the threat of institution of any Legal Proceeding against [***] or any of the [***] Shareholders related to this Agreement or the transactions contemplated hereby; provided that the delivery of any notice pursuant to this Section 8.3 shall not limit or otherwise affect the Option Conditions, the remedies available hereunder to PDI or the representations or warranties of [***] .
8.4.    REPORTING

[***] shall provide semiannually to PDI copies of its regularly prepared financial statements and summaries of all material decisions and undertakings made by [***] management during the preceding semiannual period.
8.5.    LEGAL PROCEEDINGS

In the event any Legal Proceeding described in Section 3.3(e) above is commenced by any Governmental Body or third party, [***] agrees, at PDI’s written request, to cooperate with PDI and use

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

16

all commercially reasonable efforts to defend such Legal Proceeding and, if an Order is issued in any such Legal Proceeding, to use all commercially reasonable efforts to have such Order lifted.
8.6.    EXCLUSIVITY

(a)    During the term of this Agreement, [***] will not, and will not permit any of the Affiliates, shareholders, directors, officers, employees, representatives or agents of [***] (collectively the “Representatives”), to directly or indirectly (i) solicit, initiate, facilitate or encourage discussions, negotiations or submissions of any proposal or offer from any Person with respect to the acquisition of any capital stock or other equity interests of [***] , or any substantial portion of the assets of [***] (including any acquisition structured as a merger, consolidation, or share exchange) (an “Alternative Transaction”) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, authorize, recommend, propose to enter into or facilitate or assist in any other manner any effort or attempt by any Person to do or seek any of the foregoing or (iii) enter into any Alternative Transaction.

(b)    During the term of this Agreement, [***] shall notify PDI orally and in writing promptly (but in no event later than 24 hours) after receipt by [***] or any of the Representatives of any proposal or offer from any Person other than PDI to effect an Alternative Transaction or any request for non-public information relating to [***] or for access to the properties, books or records of [***] by any Person other than PDI.

(c)    [***] shall (and shall cause its Representatives to) immediately cease and cause to be terminated any existing discussions or negotiations with any Persons (other than PDI) conducted heretofore with respect to any Alternative Transaction. [***] agrees not to release any third party from the confidentiality and standstill provisions of any agreement to which [***] is a party.

8.7.    RESTRICTIVE LEGEND

Within five (5) Business Days after the Effective Date, [***] shall cause the following restrictive legend to be endorsed on each certificate representing the Shares:
“The shares of stock represented by this certificate are subject to restrictions on transfer, as contained in a Collaboration Agreement dated August 19, 2013, as the same may be amended from time to time.”
8.8.    [***] MASTER SERVICES AGREEMENT

[***] shall, within ninety (90) days following the Effective Date , execute an agreement with [***] (“[***]”)[***] (the “[***]”), which deletes in its entirety Section 14 of the [***] and otherwise eliminates any and all exclusivity rights of [***] under the [***]. The deadline established by the preceding sentence may be extended by [***] if delays are caused by [***], so long as [***] continues to use commercially reasonable efforts to effectuate the amendment as soon as reasonably possible and keeps PDI reasonably informed of the status of the negotiations, and the amendment in any event is executed before the Closing Date. [***] shall not otherwise amend or terminate the [***], without the prior written consent of PDI. [***] shall deliver a copy of all such amendment to PDI within five (5) Business Days after same has been executed.
8.9.    [***] AGREEMENT

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

17

[***] shall, within ninety (90) days following the Effective Date, terminate that certain engagement letter between [***] and [***] (the “[***]”), in accordance with its terms.
8.10.    [***] CONSULTING AGREEMENT

[***] shall, prior to Closing, terminate any and all oral agreements between [***] and [***] such that [***] has no further liabilities or obligations to [***] under such oral agreements.
8.11.    FINANCIAL INFORMATION AND TAXES

(a)    [***] shall, within forty-five (45) days following the Effective Date, deliver to PDI the following financial statements for [***] (collectively the “Financial Statements”): (i) unaudited balance sheet, statement of income, and statement of cash flow, as of and for the fiscal year ended December 31, 2012; and (ii) unaudited balance sheet, statement of income, and statement of cash flow (the “Most Recent Financial Statements”) as of and for the 7 months ended July 31, 2013. [***] covenants and agrees that each of the Financial Statements will be complete and correct in all material respects, will be prepared on a consistent basis throughout the periods covered thereby and will present fairly the financial condition of [***] as of such dates and the results of operations of [***] for such periods; provided, however, the Most Recent Financial Statements will be subject to normal year-end adjustments. [***] covenants and agrees that the liabilities reflected on the balance sheets included within the Financial Statements shall not be materially greater than the liabilities reflected on the corresponding statements of liabilities referred to in Section 7.8 of Exhibit B.

(b)    [***] shall, within forty-five (45) days following the Effective Date, file all Tax Returns (as such term is defined in Exhibit B) for 2012 and shall pay all Taxes (as such term is defined in Exhibit B) payable by [***] for 2012. [***] shall deliver a copy of all such Tax Returns to PDI within five (5) Business Days after same have been filed.

Article 9
REMEDIES FOR BREACHES OF THIS AGREEMENT

9.1.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties in this Agreement and in any certificate delivered pursuant hereto shall survive the Effective Date and terminate at the close of business on the Closing; provided, however, that if the Closing does not occur, such representations and warranties shall survive the Effective Date and terminate (a) at the close of business on the date one year following the termination or expiration of this Agreement, or (b) in the case of the representations and warranties of [***] contained in Sections 7.1 through 7.4(a) (inclusive), 7.5, 7.7, 7.12 and 7.21 of Exhibit B and of PDI contained in Sections 6.1(a)-(c)(i) (inclusive) and 6.1(d)-(g) (inclusive), until 60 days after the expiration of the applicable underlying statute of limitations; provided, however, that any obligations under Section 9.2 or 9.3 shall not terminate with respect to any Losses and Expenses as to which the Person to be indemnified shall have given notice (stating in reasonable detail the basis of the claim for indemnification) to the indemnifying party in accordance with Section 9.4(a) before the termination of the applicable period for survival of the representation and warranty pursuant to this Section 9.1.
9.2.    INDEMNIFICATION OF PDI

[***] shall defend and indemnify PDI, its Affiliates and each of their officers, directors, employees, stockholders, agents and representatives (collectively, the “PDI Indemnitees”) against and

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

18

hold them harmless from any Losses and Expenses suffered or incurred by any such PDI Indemnitee arising from, relating to or otherwise:
(a)    based upon, attributable to or resulting from the failure of any representation or warranty made by [***] in this Agreement or in any [***] Document to be true and correct in all respects as of the date hereof and at and as of the Closing Date;

(b)    based upon, attributable to or resulting from any breach of any covenant or other agreement of [***] under this Agreement or any [***] Document; and

(c)    based upon, attributable to or resulting from any and all amounts now or hereafter payable by [***] under the [***] Agreement.

9.3.    INDEMNIFICATION OF [***]

PDI shall defend and indemnify [***] and its Affiliates, agents, attorneys, representatives, successors and permitted assigns (collectively, the “[***] Indemnitees”) against and hold them harmless from any Losses and Expenses suffered or incurred by any such [***] Indemnitee arising from, relating to or otherwise:
(a)    based upon, attributable to or resulting from the failure of any representation or warranty made by PDI in this Agreement or in any PDI Document, as the case may be, to be true and correct in all respects as of the date hereof and at and as of the Closing Date; and

(b)    based upon, attributable to or resulting from any breach of any covenant or other agreement of PDI under this Agreement or any PDI Document.

9.4.    LIMITATIONS OF INDEMNIFICATION FOR BREACHES OF REPRESENTATIONS AND WARRANTIES

(a)    No Indemnitor shall have any liability under Sections 9.2(a) or 9.3(a) unless the aggregate of all Losses and Expenses relating thereto for which such Indemnitor would, but for this proviso, be liable to indemnify all Indemnified Parties exceeds on a cumulative basis Fifty Thousand Dollars ($50,000) (the “Indemnification Threshold”), and then only to the extent the aggregate amount of such Losses and Expenses exceed the Indemnification Threshold.

(b)    The aggregate amount of all Losses and Expenses for which any Indemnitor shall be liable pursuant to Sections 9.2(a) or 9.3(a), other than Third Party Claims, shall not exceed in the aggregate the sum of (i) One Million Five Hundred Thousand Dollars ($1,500,000), plus (ii) the PDI Commercialization Expenditures, plus (iii) the Extension Fee if paid pursuant to Section 10.2(c); provided, however, that the limitation on [***] ’s liability set forth in this Section 9.4(b) shall be reduced by the amount of any termination fee actually paid by [***] under the applicable promissory note pursuant to Section 10.2.

(c)    The limitations on indemnification set forth in Sections 9.4(a) and 9.4(b) shall not apply to Losses and Expenses related to the failure to be true and correct of any of the representations and warranties contained in Sections 6.1(a)-(c)(i) (inclusive) and 6.1(d)-(g) (inclusive) and Sections 7.1 through 7.4(a) (inclusive), 7.5, 7.7, 7.12 and 7.21 of Exhibit B.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

19

(d)    In the event a Party is entitled to recover the same Losses under more than one provision of this Agreement, such Party shall only be permitted to recover such Losses one time, and without duplication.

(e)    Notwithstanding the foregoing, this Section 9.4 shall not (i) limit the rights of the Parties to seek equitable remedies (including specific performance or injunctive relief) or (ii) apply in respect of any claim of fraud, including any tort claim or cause of action based upon, arising out of or related to any intentional misrepresentation made in or in connection with this Agreement or as an inducement to enter into this Agreement.

(f)    Subject to Section 9.4(d), the Parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims on the part of any other Party hereto in connection with the transactions contemplated by this Agreement for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in this Article 9.

9.5.    NOTICE OF CLAIM

(a)    Any Party seeking indemnification hereunder (the “Indemnified Party”) shall give to the Party obligated to provide indemnification to such Indemnified Party (the “Indemnitor”) a notice (a “Claim Notice”) describing in reasonable detail the facts giving rise to any claim for indemnification hereunder and shall include in such Claim Notice a reference to the provision of this Agreement, [***] Document or PDI Document upon which such claim is based; provided, that a Claim Notice in respect of any Legal Proceeding by or against a third Person as to which indemnification will be sought shall be given, promptly after the action or suit is commenced; and provided, further, that failure to give such notice shall not relieve the Indemnitor of its obligations hereunder except to the extent it shall have been actually prejudiced by such failure.

(b)    After the giving of any Claim Notice pursuant hereto, the amount of indemnification to which an Indemnified Party shall be entitled under this Article 9 shall be determined: (i) by the written agreement between the Indemnified Party and the Indemnitor; (ii) by a final judgment or decree of any Governmental Body of competent jurisdiction; or (iii) by any other means to which the Indemnified Party and the Indemnitor shall agree. The judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken shall have been finally determined. Following such determination of the amount of indemnification, the Indemnified Party shall forward to the Indemnitor written notice of any sums due and owing by the Indemnitor and the Indemnitor shall pay all of such sums so due and owing within 5 Business Days by wire transfer of immediately available funds.

9.6.    THIRD PERSON OR GOVERNMENTAL BODY CLAIMS

(a)    The Indemnitor shall have the right to conduct and control, through counsel of its choosing, who is reasonably satisfied to the Indemnified Party, the defense, compromise or settlement of any third Person or Governmental Body claim, action or suit (a “Third Party Claim”) against any Indemnified Party as to which indemnification will be sought by such Indemnified Party from such Indemnitor hereunder. If the Indemnitor acknowledges its obligation and elects to defend against, compromise, or, settle any Third Party Claim which relates to any Losses indemnified by it hereunder, it shall within five (5) days of the Indemnified Party’s claim notice with respect to such Third Party Claim in accordance with Section 9.5(a) (or sooner, if the nature of the Third Party Claim so requires) notify the Indemnified Party of its intent to do so; provided, that the Indemnitor must conduct the defense of the

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

20

Third Party Claim actively and diligently thereafter in order to preserve its rights in this regard. If the Indemnitor elects not to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any Losses indemnified against hereunder or fails to notify the Indemnified Party of its election as herein provided, the Indemnified Party may defend against, negotiate, settle or otherwise deal with such Third Party Claim. If the Indemnified Party defends any Third Party Claim, then the Indemnitor shall promptly reimburse the Indemnified Party, for reasonable attorneys’ fees and other expenses of defending such Third Party Claim upon submission of periodic bills. The Parties shall, in connection with any Third Party Claim the Indemnitor has elected to defend against, compromise or settle, furnish such records, information as may be reasonably requested by the in connection therewith. The Indemnified Party may participate, through counsel chosen by it and at its own expense, in the defense of any Third Party Claim as to which the Indemnitor has so elected to conduct and control the defense compromise or settlement thereof; provided, however, that such Indemnified Party shall be entitled to participate in any such defense with separate counsel at the expense of the Indemnitor, and all reasonable attorneys’ fees and costs of defense incurred in the defense thereof will be paid promptly, if (i) so requested by the Indemnitor to participate or (ii) in the reasonable opinion of counsel to the Indemnified Party, a conflict or potential conflict exists between the Indemnified Party and the Indemnitor that would make such separate representation advisable; and provided, further, that the Indemnitor shall not be required to pay for more than one such counsel for all Indemnified Parties in connection with any Third Party Claim. Notwithstanding anything in this Section 9.6 to the contrary, neither the Indemnitor nor the Indemnified Party shall, without the written consent of the other party, settle or compromise any Third Party Claim or permit a default or consent to entry of any judgment unless the claimant or claimants and such party provide to such other party an unqualified release from all liability in respect of the Third Party Claim.

(b)    Notwithstanding the provisions of Section 9.6(a), in the event of any claim for injunctive or other equitable relief against PDI that would if successful reasonably be expected to have a material and continuing effect on [***] , and for which PDI would be entitled to indemnification, PDI may assume the defense of such claim at the cost and expense of [***] .

9.7.    CALCULATION OF LOSSES

Notwithstanding anything to the contrary set forth herein, solely for purposes of Section 9.2 in determining the amount of any Losses and Expenses suffered or incurred by any PDI Indemnitee related to a breach of any representation or warranty of [***] , but not whether there has occurred any such breach, the representations and warranties set forth in this Agreement shall be considered without regard to any “material,” “Material Adverse Change” or similar qualifications set forth therein.
Article 10
TERM AND TERMINATION

10.1    TERM OF AGREEMENT

This Agreement shall commence on the Effective Date and continue until the earlier of the Closing Date or a termination in accordance with Section 10.2 below.
10.2.    TERMINATION OF AGREEMENT

This Agreement may be terminated as provided below:
(a)    PDI shall have the right to terminate this Agreement, at any time after the Anniversary Date, upon thirty (30) days’ prior written notice to [***] , in the event that Commercialization is not

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

21

achieved on or before the Anniversary Date, or in the event PDI determines, in good faith, that Commercialization cannot be reasonably achieved within the Anniversary Date. In the event of such termination, [***] shall be obligated to pay PDI the sum of One Million Dollars ($1,000,000) pursuant to a promissory note in the form attached hereto as Exhibit C (the “Promissory Note”); provided, however, the principal amount of the Promissory Note shall be increased by the amount of any Extension Fee paid pursuant to Section 10.2(c). The Promissory Note shall bear interest at five percent (5%) per annum. Subject to the provisions below, the Promissory Note shall be a five (5) year note, with no payment of principal or interest due during the first twenty-four (24) months, and the cumulative balance payable in thirty-six (36) consecutive, equal monthly installments of principal and interest, commencing on the first day of the twenty-fifth (25th) full calendar month following the date of the termination notice. The Promissory Note will be subject to acceleration as set forth therein, including in the event of the receipt by [***] of $7,500,000 in funding on a cumulative basis (whether in the form of equity capital or other indebtedness convertible into equity capital), and can be prepaid at any time, in whole or in part, without penalty or premium. In addition, in the event of the receipt by [***] of $5,000,000 in funding on a cumulative basis (whether in the form of equity capital or other indebtedness convertible into equity capital) during the first twenty-four months, payment of the Promissory Note in consecutive, equal monthly installments of principal and interest will commence on the first day of the next calendar month following the date of such funding, with the monthly payment computed so that the Promissory Note will be fully amortized and paid in sixty (60) months after its initial issuance.

(b)    [***] shall have the right to terminate this Agreement, at any time prior to the exercise of the PDI Call Option, upon thirty (30) days’ prior written notice to PDI, in the event that Commercialization is achieved and PDI neither has exercised the PDI Call Option nor elects to so exercise before the expiration of such 30-day termination notice period. In the event of such termination, [***] shall be obligated to pay PDI the sum of (i) One Million Five Hundred Thousand Dollars ($1,500,000), plus (ii) the PDI Commercialization Expenditures, plus (iii) any Extension Fee paid pursuant to Section 10.2(c), the aggregate of such amounts to be paid pursuant to a promissory note identical to the Promissory Note except that the principal amount shall be the amount stated in this paragraph.

(c)    [***] shall have the right to terminate this Agreement, at any time prior to the exercise of the PDI Call Option, upon thirty (30) days’ prior written notice to PDI, in the event that Commercialization is not achieved within twelve months after the Effective Date, and PDI neither has exercised the PDI Call Option nor elects to so exercise before the expiration of such 30-day termination notice period. In the event of such termination, [***] shall be obligated to pay PDI the sum of One Million Dollars ($1,000,000) pursuant to a promissory note identical to the Promissory Note required by Section 10.2(a). PDI shall have the right to extend for six (6) months the effective date of termination under this Section 10.2(c) by making a payment to [***] of Five Hundred Thousand Dollars ($500,000) (the “Extension Fee”) before the expiration of such 30-day termination notice period. If the Extension Fee is paid, and if thereafter a Closing occurs, then the Extension Fee shall be deemed a prepayment of Milestone Payments, and the amount due at Closing for Milestone Payments shall be reduced by the amount of the Extension Fee. In the event there is no Closing and termination occurs after payment of the Extension Fee, the amount of the promissory note required by this Section 10.2(c) shall be increased to One Million Five Hundred Thousand Dollars ($1,500,000). Payment of the Extension Fee, and the resulting extension of the effective date of termination, shall not prevent PDI from exercising its rights to terminate under Section 10.2(a) during such extended termination period.

(d)    PDI and [***] shall have the right to terminate this Agreement by mutual written consent at any time;

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

22

(e)    PDI shall have the right to terminate this Agreement upon sixty (60) days’ prior written notice to [***] in the event of a material breach by [***] of any of its representations, warranties or covenants contained in this Agreement. Upon the expiration of such notice period, this Agreement shall terminate without the need for further action by either Party; provided, however, that if the breach upon which such notice of termination is based shall have been cured by [***] within such sixty (60) day period, to the reasonable satisfaction of PDI, then such notice of termination shall be deemed rescinded, and this Agreement shall continue in full force and effect.

(f)    [***] may terminate this Agreement upon sixty (60) days’ prior written notice to PDI in the event of a material breach by PDI of any of its representations, warranties or covenants contained in this Agreement. Upon the expiration of such notice period, this Agreement shall terminate without the need for further action by either party; provided, however, that if the breach upon which such notice of termination is based shall have been cured within such sixty (60) day period, to the reasonable satisfaction of [***] , then such notice of termination shall be deemed rescinded, and this Agreement shall continue in full force and effect.

(g)    On the date that is the second anniversary date of the Effective Date, this Agreement, if not previously terminated in accordance with its terms, shall automatically terminate if, prior to such date, PDI has not exercised the PDI Call Option and [***] has not exercised the [***] Put Option.

(h)    Except as expressly provided otherwise in Section 9.4(b), and subject to Section 9.4(d), no termination in accordance with this Section 10.2 (or payment of any promissory note required by Section 10.2(a) or 10.2(b)) shall limit any rights to indemnification pursuant to Article 9.

10.3.    SURVIVAL

The provisions of Article 9, Article 10 and Article 11 shall survive the termination or expiration of this Agreement; provided, however, that in the event of a Closing of the Acquisition, only the provisions of Article 5 and Article 11 shall survive termination or expiration of this Agreement, each in accordance with its terms.
Article 11
MISCELLANEOUS

11.1    PRESS RELEASES AND PUBLIC ANNOUNCEMENTS

No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of PDI and [***] ; provided, however, that any Party may make any public disclosure it believes in good faith is required by Applicable Law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use all commercially reasonable efforts to advise the other Parties prior to making the disclosure).
11.2.    NO THIRD PARTY BENEFICIARIES

Except as specifically provided in Section 11.4, this Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.
11.3.    ENTIRE AGREEMENT

This Agreement (including the documents referred to herein), the [***] Documents, the PDI Documents and the Confidentiality Agreement constitute the entire understanding and agreement among

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

23

the Parties with respect to the subject matter hereof and supersede any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.
11.4.    SUCCESSION AND ASSIGNMENT

This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties; provided, however, that, subject to Sections 5.1(c) and 11.12(b) PDI may (i) assign this Agreement and/or any or all of its rights and interests hereunder to any entity with which it may merge or consolidate, or which acquires all or substantially all of its business and assets, (ii) assign this Agreement and/or any or all of its rights and interests hereunder to one or more of its Affiliates and/or (iii) designate one or more of its Affiliates to perform its obligations hereunder. In addition, rights provided to [***] under this Agreement are not transferrable or assignable under any circumstance without a written opinion of counsel for PDI that such transfer or assignment complies with applicable securities laws.
11.5.    COUNTERPARTS

For the convenience of the Parties, this agreement may be executed in counterparts and by facsimile or email exchange of pdf signatures, each of which counterpart shall be deemed to be an original, and both of which taken together, shall constitute one agreement binding on the Parties.
11.6.    NOTICES

All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two Business Days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

IF TO PDI:	COPY TO:
PDI, Inc. Morris Corporate Center 1, Building A 300 Interpace Parkway Parsippany, NJ 07054 Attn: Jeffrey Smith, CFO	Norris McLaughlin & Marcus, P.A. 721 Route 202-206, Suite 200 Bridgewater, NJ 08807 Attn: David S. Blatteis, Esq.

IF TO [***] :	COPY TO:

[***] Attn: [***]	Thompson Hine LLP 335 Madison Avenue 12th Floor New York, NY 10017-4611 Attn: Faith L. Charles, Esq.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

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Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, or ordinary mail, but not electronic mail or messaging), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.
11.7.    GOVERNING LAW

This Agreement, and all claims or causes of action that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or covenant made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to contracts made and performed in such State without giving effect to any choice or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New Jersey.
11.8.    SUBMISSION TO JURISDICTION; CONSENT TO SERVICE OF PROCESS

(a)    The Parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of New Jersey over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each Party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action proceeding related thereto may be heard and determined in such courts. The Parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the Parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)    Each of the Parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by delivery of a copy thereof in accordance with the provisions of Section 11.8.

(c)    THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

11.9.    AMENDMENTS AND WAIVERS

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

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No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the Parties hereto. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No action taken pursuant to this Agreement, including any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.
11.10    SEVERABILITY

Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.
11.11.    EXPENSES Each Party will bear its and their own costs and expenses (including legal fees and expenses) incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and each other agreement, document and instrument contemplated by this Agreement.

11.12.    [***]

(a)    The Parties acknowledge and agree that certain rights granted to [***] pursuant to a certain Amended and Restated License Agreement between [***] [***] (the “[***]”), have potential value that is not readily ascertainable as of the Effective Date. Accordingly, the Parties agree that any actions taken by [***] or PDI after the Effective Date to monetize such rights under the [***] License (including, without limitation, commercialization efforts, the initiation of any Legal Proceeding and any favorable resolution of such Legal Proceeding, or the transfer, assignment, sale, licensing or sub-licensing of such rights) shall be for the mutual benefit of PDI and the [***] Shareholders. Accordingly, the Parties agree that any and all proceeds generated by such monetization efforts under the [***] License shall be used first to reimburse any actual, out-of-pocket expenses paid by PDI, [***] and/or [***] in furtherance of such monetization efforts (including any payments made to [***] License) (all such amounts to be reimbursed pro rata based on the total amount of expenses paid by each) until such time as all costs and expenses incurred by PDI, [***] [***] in connection with such monetization efforts have been paid in full, and any remaining profits shall be split [***] (in his capacity as a representative of the [***] Shareholders for further distribution to the [***] Shareholders). For purposes of the preceding sentence, “proceeds” generated by such monetization efforts shall not include increased sales of Licensed Products resulting from the [***] License, such as, for example, limiting sales of products that would otherwise compete with Licensed Products.

(b)    Without the prior written consent of [***] , neither PDI nor its Affiliates shall transfer, assign, sell, license or sub-license any rights under the [***] License, except (i) to an organization that PDI reasonably believes is capable of long-term performance of PDI’s obligations under this Section 11.12 and (ii) in such a way that requires any such transferee, assignee, purchaser, licensee or sub-licensee to assume, for the benefit of the [***] Shareholders, obligations equivalent to those imposed on PDI under this Section 11.12 (and subject to the same terms and other limitations herein); provided,

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

26

however, that notwithstanding such transfer, assignment, sale, license or sub-license of any rights under the [***] License, PDI’s obligations hereunder shall continue with respect to and to the extent of any rights under the [***] License retained by PDI; provided further that in no event shall any such transfer, assignment, sale, license or sub-license be done for the purpose of adversely affecting the economic benefits to which the [***] Shareholders would otherwise be entitled under this Section 11.12.

[signature page follows]

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed the day and year first above written.

[***]	PDI, INC.

By:	By:

Print Name:	Print Name

Title:	Title

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

28

Shareholder Joinder
Each of the undersigned hereby joins in the foregoing Agreement for the limited purposes as set forth in this Shareholder Joinder. Each of the undersigned represents and warrants that he or she owns the number of shares of common stock of [***] (“Shares”) specified on Attachment 1 to this Shareholder Joinder, and that such Shares are free and clear of any liens or encumbrances, restrictions on transfer, legal requirements or proceedings, or prior agreements or commitments would that limit the ability of such undersigned to sign this Shareholder Joinder or sell such Shares to PDI, or require such undersigned to give notice to or obtain consent from any third party in connection with the Agreement or such sale. Based on the undersigned’s independent investigation, which has included the opportunity to engage in due diligence and review publicly available information regarding PDI, each of the undersigned expects to benefit from the Agreement. In order to induce PDI to enter into the Agreement, each of the undersigned hereby consents to the Agreement, agrees not to transfer or encumber any of his or her Shares except as may be consented to in writing by PDI, confirms his or her consent to the PDI Call Option and the [***] Put Option, including all provisions in the Agreement and Exhibit A of the Agreement relating thereto, agrees to be bound by such provisions as if he or she were each individually a party to the Agreement, and consents to the specific enforcement of such provisions against himself or herself. Each of the undersigned further agrees to be bound by the exclusivity provision in Section 8.6 of the Agreement. Each of the undersigned confirms that he or she has no claim or dispute with [***] or any shareholder, director or officer of [***] relating in any way to [***] or its business or operations.
By signing this Shareholder Joinder, each of the undersigned acknowledges and confirms that (1) all agreements, oral or written, between such undersigned and [***] have terminated, either by their terms or by agreement of the parties thereto, except to the extent any obligations of such undersigned under any such agreements by their terms survive termination of the agreement, (2) such undersigned’s interest in his or her Shares is fully vested as of the Effective Date and (3) other than such undersigned’s ownership of Shares as specified on Attachment 1 hereto, such undersigned has no right to or interest in any equity securities, including options to acquire any equity securities, of [***] .
This Shareholder Joinder is binding on each of the undersigned, and PDI may rely on the representations and agreements of each such undersigned in connection with its decision to enter into the Agreement.
Each of the undersigned agree and acknowledge that their respective counsel have reviewed, or have had the opportunity to review, this Shareholder Joinder and the terms herein.
IN WITNESS WHEREOF, the undersigned hereto have executed this Shareholder Joinder as of the Effective Date of the Agreement.

[***]	[***]

[***]	[***]

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Shareholder Joinder

Attachment 1

List of Stockholders

Name of Stockholder	Number of Shares Owned	Percentage Ownership
[***]	1,864,300	90.5%
[***]	103,000	5.0%
[***]	61,800	3.0%
[***]	30,900	1.5%
Total:	2,060,000	100%

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A
STOCK PURCHASE AGREEMENT

[Exhibit A to Collaboration Agreement] STOCK PURCHASE AGREEMENT Dated as of _____ __, ____ By and Among [PDI, INC.], Buyer And the Shareholders of [***], Sellers

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

TABLE OF CONTENTS
Article 1 DEFINITIONS
1.1    Definitions                            1
1.2    Construction                            5
1.3    Headings                            6
1.4    Number and Gender                        6
1.5    Knowledge                            6
1.6    Statutes                                6
1.7    “Including”, “Herein” and References                6
Article 2 PURCHASE AND SALE; CLOSING
2.1    Purchase and Sale of Shares                    6
2.2    Purchase Price                            7
2.3    Closing; Closing Date                        7
2.4    Deliveries at the Closing                    7
2.5    Conditions to the Sellers’ Obligations at Closing            7
Article 3 REPRESENTATIONS AND WARRANTIES CONCERNING THE TRANSACTION
3.1    Representations and Warranties of the Sellers            8
3.2    Representations and Warranties of the Buyer            9
Article 4 REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANY
4.1    Organization, Qualification, and Corporate Power        10
4.2    Authorization of Transaction                    11
4.3    Capitalization                            11
4.4    Noncontravention                        12
4.5    Brokers’ Fees                            12
4.6    Other Matters                            12
4.7    Performance under Collaboration Agreement            12
Article 5 POST-CLOSING COVENANTS
5.1    Access to Records                        13
5.2    Litigation Support                        13
5.3    Non-Competition; Non-Solicitation                13
5.4    Confidentiality                            14
5.5    Tax Matters                            14
Article 6 DELIVERABLES AT CLOSING
6.1    Sellers’ Deliverables                        17
i

6.2    Buyer’s Deliverables                        18
Article 7 REMEDIES FOR BREACHES OF THIS AGREEMENT
7.1    Survival of Representations and Warranties            18
7.2    Indemnification of Buyer                    19
7.3    Indemnification of Sellers                    19
7.4    Limitations on Indemnification for Breaches of Representations and Warranties    20
7.5    Notice of Claim                            21
7.6    Third Person or Governmental Body Claims            21
7.7    Purchase Price Adjustment                    22
7.8    Calculation of Losses                        22
7.9    No Contribution                        22
7.10    Offset Rights                            22
Article 8 MISCELLANEOUS
8.1    Seller Representative                        23
8.2    Press Releases and Public Announcements            24
8.3    No Third-Party Beneficiaries                    24
8.4    Entire Agreement                        24
8.5    Succession and Assignment                    24
8.6    Counterparts                            24
8.7    Notices                                25
8.8    Governing Law                            25
8.9    Submission to Jurisdiction; Consent to Service of Process    26
8.10    Amendments and Waivers                    26
8.11    Severability                            27
8.12    Expenses                            27
8.13    Further Assurances                        27
8.14    Release                                27
8.15    Incorporation of Exhibits                    28

ii

Exhibits
Exhibit 3.1(b)    Consents Required by Sellers
Exhibit 3.1(c)    Sellers’ Brokers’ Fees
Exhibit 3.1(d)    Agreements regarding Shares
Exhibit 3.2(c)    Consents Required by Buyer
Exhibit 4.1    Managers, Directors and Officers of Company
Exhibit 4.3    Capitalization
Exhibit 4.4    Noncontravention
Exhibit 4.5    Company’s Brokers’ Fees
Exhibit 4.6    Updated Disclosure Exhibits

iii

STOCK PURCHASE AGREEMENT
STOCK PURCHASE AGREEMENT, dated as of ______ __, ____ by and among [PDI, INC., a Delaware corporation] (the “Buyer”) and the individuals identified on the signature page hereto (collectively, the “Sellers”).
WHEREAS, Sellers own 100% of the issued and outstanding shares (the “Shares”) of [***], a Delaware corporation (the “Company”); and
WHEREAS, Sellers desire to sell to the Buyer, and the Buyer desires to purchase from Sellers, all of each Sellers’ respective Shares, upon the terms and subject to the conditions set forth in this Agreement, so that the Buyer will become the owner of all of the issued and outstanding Shares of the Company.
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Buyer and the Sellers hereby agree as follows:
Article 1
DEFINITIONS

1.1    DEFINITIONS

In this Agreement, the following terms have the meanings specified or referred to in this Section 1.1 and shall be equally applicable to both the singular and plural forms. Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof and by this Agreement.
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. The term “control” (including its correlative meanings “controlled by” and “under common control with”) means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).
“Agreement” means this Stock Purchase Agreement, including all exhibits hereto, as it may be amended from time to time.
“Applicable Law” means any United States or foreign statute, law (including the common law), ordinance, rule, code, or regulation that applies in whole or in part to, as the case may be, the Company, the Buyer or Sellers or any of their respective businesses, properties or assets. Any reference to any federal, provincial, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.
“Business Day” means any day of the year on which national banking institutions in New Jersey are open to the public for conducting business and are not required or authorized to close.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

“Buyer” has the meaning set forth in the first paragraph of this Agreement.
“Buyer Documents” has the meaning set forth in Section 3.2(b).
“Buyer Indemnitees” has the meaning set forth in Section 7.2.
“Claim Notice” has the meaning set forth in Section 7.5(a).
“Closing” has the meaning set forth in Section 2.3.
“Closing Consideration” has the meaning set forth in Section 2.2(a).
“Closing Date” has the meaning set forth in Section 2.3.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Collaboration Agreement” means that certain Collaboration Agreement between PDI, Inc. and the Company, dated August__, 2013, to which this Agreement is Exhibit A.
“Company” has the meaning set forth in the second paragraph of this Agreement.
“Company Documents” has the meaning set forth in Section 4.2.
“Company GAAP Liabilities” means, without duplication, all liabilities of the Company as of the Closing Date (i) for Indebtedness or (ii) that would have been disclosed on a balance sheet of the Company prepared according to GAAP as of the Closing Date, including without limitation accounts payable, accrued but unpaid expenses, and other liabilities.
“Confidential Information” has the meaning set forth in Section 1 of the Confidential Disclosure Agreement dated May 7, 2013 between Buyer and the Company, as applicable to information relating to the businesses and affairs of the Company.
“Expenses” means all reasonable out-of-pocket expenses incurred in connection with defending any claim, action, suit or proceeding incident to any matter indemnified hereunder (including court filing fees, court costs, arbitration or mediation fees or costs, and reasonable fees and disbursements of legal counsel).
“FIRPTA Certificate” means a statement complying with the relevant provisions of the Treasury Regulations under Code Section 1445 certifying as to a Seller’s non-foreign status.
“Fundamental Representations” means the representations Sections 7.1 through 7.5 (inclusive), 7.7, 7.12, and 7.21 of Exhibit B to the Collaboration Agreement.
“GAAP” means United States generally accepted accounting principles as in effect from time to time.
“Governmental Body” means any United States or foreign government, whether federal, state, municipal or local, or other governmental, legislative, executive or judicial authority, commission or regulatory body.

“[***]” means [***], an individual and the principal stockholder of the Company.
“Indebtedness” of any Person means, without duplication, (i) the principal, accreted value, accrued and unpaid interest, prepayment and redemption premiums or penalties (if any), unpaid fees or expenses and other monetary obligations in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable and other accrued current liabilities arising in the Ordinary Course (other than the current liability portion of any indebtedness for borrowed money)); (iii) all obligations of such Person under leases required to be capitalized in accordance with GAAP; (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction; (v) all obligations of such Person under interest rate or currency swap transactions (valued at the termination value thereof); (vi) the liquidation value, accrued and unpaid dividends, prepayment or redemption premiums and penalties (if any), unpaid fees or expenses and other monetary obligations in respect of any redeemable preferred stock of such Person; (vii) all obligations of any other Persons of the type referred to in clauses (i) through (vi), the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including guarantees of such obligations; and (viii) all obligations of the type referred to in clauses (i) through (vii) of other Persons secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Security Interest on any property or asset of such Person (whether or not such obligation is assumed by such Person).
“Indemnification Threshold” has the meaning set forth in Section 7.4(a).
“Indemnified Party” has the meaning set forth in Section 7.5(a).
“Indemnitor” has the meaning set forth in Section 7.5(a).
“IRS” means the Internal Revenue Service.
“Legal Proceeding” means any action, suit, proceeding, hearing, mediation, claim (including any counterclaim), notice or other assertion of legal liability or investigation of, in, or before any Governmental Body or before any arbitrator.
“Litigating Party” has the meaning set forth in Section 5.2.
“Losses” means any and all losses, costs, obligations, liabilities, settlement payments, awards, judgments, fines, penalties, damages (including incidental damages, but excluding indirect, consequential, exemplary and punitive damages except to the extent such damages are payable to a third party), reasonable expenses, deficiencies, debts, adverse claims or other charges (whether in contract, tort, strict liability or otherwise).
“Material Adverse Change” means any change, effect, event, occurrence or state of facts that is materially adverse to (a) the business, properties, assets, financial condition, prospects or results of operations of the Company, taken as a whole or (b) the ability of the
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Company to perform its obligations under this Agreement or to consummate the transactions contemplated hereby; provided, however, any adverse change, effect or circumstance resulting from general economic factors affecting the economy as a whole, to the extent that such factors do not have a disproportionate effect on the Company relative to other companies operating in the molecular diagnostics industry, that materially impair the Company’s ability to conduct its operations shall not be deemed in themselves, either alone or in combination, to constitute, and shall not be taken into account in determining whether there has been, a Material Adverse Change.
“Net Milestone Payments” means the aggregate amount of the Milestone Payments (as defined in the Collaboration Agreement) payable to the Sellers pursuant to Article 4 of the Collaboration Agreement (net of any reduction required by Section 4.5 of the Collaboration Agreement or any Extension Fee paid pursuant to Section 10.2(c) of the Collaboration Agreement), which amount is equal to $[___________].
“Ordinary Course” means any transaction relating to the Company which constitutes an ordinary day-to-day business activity of the Company reasonably consistent with past practice of the Company.
“Organic Documents” means, with respect to a corporation, such corporation’s charter or certificate of incorporation and by-laws, or, with respect to a general or limited partnership, such partnership’s general or limited partnership agreement, or, with respect to a limited liability company, such limited liability company’s certificate of formation and operating agreement.
“Parties” means the Buyer and the Sellers, collectively, and “Party” means any one of them.
“Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or other entity.
“Post-Closing Tax Period” means any taxable period beginning after the Closing Date and the portion of any Straddle Period ending after the Closing Date.
“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and the portion of any Straddle Period ending on the Closing Date.
“Restricted Business” means any business or other enterprise involved in the development or commercialization of any products, services or technology for, or related to, diagnosis of [***] or diagnosis of [***].
“Securities Act” means the Securities Act of 1933, as amended.
“Security Interest” means any mortgage, pledge, lien, deed of trust, claim, lease, option, right of first refusal, easement, servitude, proxy, voting trust or agreement, transfer restriction under any shareholder or similar agreement, encumbrance, charge, or other security interest, restriction or limitation.
“Seller Documents” has the meaning set forth in Section 3.1(a).

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

“Seller Indemnitees” has the meaning set forth in Section 7.3.
“Seller Representative” has the meaning set forth in Section 8.1.
“Sellers” has the meaning set forth in the first paragraph of this Agreement.
“Shares” has the meaning set forth in the recitals of this Agreement.
“Straddle Period” has the meaning set forth in Section 5.5(c)(i).
“Tax” means (i) any federal, state, local or foreign net income, alternative or add-on minimum, gross income, gross receipts, property, sales, franchise, use, value added, transfer, gains, capital gains, license, excise, employment, payroll, withholding, capital, ad valorem, profits, inventory, capital stock, social security, unemployment, severance, stamp, occupation, estimated or minimum tax, or any other tax, custom duty, governmental fee or other like assessment or charge of any kind whatsoever, (ii) any interest, penalty, fine, addition to tax or additional amount imposed by any Governmental Body in connection with any item described in clause (i) and (iii) any liability in respect of any item described in clause (i) or (ii) payable by reason of contract, assumption, transferee liability, operation of law, Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof or any analogous or similar provision under law) or otherwise.
“Tax Claim” has the meaning set forth in Section 5.5(f).
“Tax Return” means any return, report or similar statement required to be filed with respect to any Taxes (including any attached schedules), including any information return, claim for refund, amended return and declaration of estimated Tax.
“Taxing Authority” means the IRS and any other Governmental Body responsible for the administration of any Tax.
“Third Party Claim” has the meaning set forth in Section 7.6(a).
“Total Consideration” means the sum of (i) One Million Five Hundred Thousand Dollars ($1,500,000), (ii) the PDI Commercialization Expenditures (as defined in the Collaboration Agreement), (iii) the Closing Consideration and (iv) the Royalty Payments (as defined in the Collaboration Agreement).
“Treasury Regulations” means the U.S. Department of Treasury regulations promulgated under the Code, including any successor provisions thereto.
1.2    CONSTRUCTION

The Parties have participated jointly in the negotiation and preparation of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

1.3    HEADINGS

The division of this Agreement into articles, sections, subsections, and exhibits and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The article, section, subsection and exhibit headings in this Agreement are not intended to be full or precise descriptions of the text to which they refer and are not to be considered part of this Agreement.
1.4    NUMBER AND GENDER

In this Agreement, words in the singular include the plural and vice-versa and words in one gender include all genders.
1.5    KNOWLEDGE

Where any representation or warranty contained in this Agreement is expressly qualified by reference to the “Knowledge” of a natural Person, it shall be deemed to refer to knowledge of such Person after due inquiry, and where any representation or warranty contained in this Agreement is expressly qualified by reference to the “Knowledge” of a Person that is not an individual, it shall be deemed to refer to the knowledge after due inquiry of such Person’s directors and executive officers (including, in the case of the Company, [***]) and all other officers and managers having responsibility relating to the applicable matter.
1.6     STATUTES

Unless specified otherwise, reference in this Agreement to a statute refers to that statute or to any amended or restated legislation of comparable effect. Reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.
1.7     “INCLUDING”, “HEREIN” AND REFERENCES

The word “including” means “including without limitation” and shall not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it. All uses of the words “herein”, “hereto”, “hereof”, “hereby” and “hereunder” and similar expressions refer to this Agreement and not to any particular section or portion of it. References to an Article, Section, Subsection or Exhibit refer to the applicable article, section, subsection or exhibit of this Agreement.
Article 2
PURCHASE AND SALE; CLOSING

2.1    PURCHASE AND SALE OF SHARES

Upon the terms and subject to the conditions of this Agreement, on the Closing Date each Seller shall sell, transfer, assign, convey and deliver to Buyer, and Buyer shall purchase from each Seller, all of such Seller’s Shares, free and clear of any and all Security Interests.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

2.2    PURCHASE PRICE

(a)In consideration for the Shares, at the Closing, the Buyer will pay the following (collectively, the “Closing Consideration”):
(i)to the Sellers an aggregate cash amount equal to (i) the Net Milestone Payments, minus (ii) the aggregate amount of the Company GAAP Liabilities, and minus (iii) the amounts payable under Section 2(a)(ii); and

(ii)to each Person set forth on Exhibit 2.2(a), the amount set forth opposite such Person’s name; provided, however, that in no event shall the amounts payable under this Section 2(a)(ii) exceed an amount equal to the Net Milestone Payments minus the Company GAAP Liabilities.

(b)The Buyer shall pay to [***] in his capacity as Seller Representative for further distribution to the Sellers at the Closing, the Net Milestone Payments, by wire transfer of immediately available funds to the accounts in the United States specified by [***] in writing to the Buyer at least three (3) Business Days prior to the Closing.
(c)In the event any Company GAAP Liabilities are identified within two (2) years after Closing that were not deducted from the Net Milestone Payments as required by Section 2.2(a), Sellers shall reimburse Buyer for each and every such Company GAAP Liability within five (5) Business Days after receiving the Buyer’s written demand therefor. Subject to Section 7.4(d), the foregoing does not limit or modify the indemnification obligations in Article 7.

2.3    CLOSING; CLOSING DATE

The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place concurrently with the execution hereof at the offices of [***] at [address] (or at such other place as shall be agreed upon by the parties hereto in writing) at 10:00 a.m. (local time) on the date hereof (the “Closing Date”), unless another time or date is agreed to in writing by the Parties hereto.
2.4    DELIVERIES AT THE CLOSING

At the Closing, (i) the Sellers will deliver to the Buyer the various certificates, instruments, and documents referred to in Section 6.1 below, including duly executed instruments of transfer or assignment representing all of his or her Shares, (ii) the Buyer will deliver to the Sellers the various certificates, instruments, and documents referred to in Section 6.2 below, and (iii) the Buyer will deliver to [***] in his capacity as Seller Representative for further distribution to each of the Sellers the amounts required pursuant to Section 2.2(b) above.
2.5    CONDITIONS TO THE SELLERS' OBLIGATIONS AT CLOSING

The obligations of the Sellers to sell the Shares to the Buyer at the Closing are subject to PDI’s full payment of all undisputed invoices, and the Parties’ good faith resolution of all disputed invoices, submitted by [***] to PDI pursuant to Section 2.1(f) of the Collaboration Agreement.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Article 3
REPRESENTATIONS AND WARRANTIES CONCERNING THE TRANSACTION

3.1    REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Each of the Sellers represents and warrants to the Buyer that, with respect to himself or herself:
(a)    Authorization of Transaction. The Seller has full power and authority to execute and deliver this Agreement and each other agreement, document, or instrument or certificate contemplated by this Agreement or to be executed by the Seller in connection with the transactions contemplated by this Agreement (the “Seller Documents”) and to perform his or her obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each of the Seller Documents will be at or prior to the Closing, duly and validly executed and delivered by the Seller and (assuming due authorization, execution and delivery by the Buyer) this Agreement constitutes, and each of the Seller Documents when so executed and delivered will constitute, the valid and legally binding obligation of the Seller, enforceable in accordance with their respective terms and conditions.

(b)    Noncontravention.

(i)Except as disclosed in Exhibit 3.1(b), neither the execution and the delivery of this Agreement nor any of the Seller Documents, nor the consummation of the transactions contemplated hereby or thereby, will violate any Applicable Law to which the Seller is subject.

(ii)Except as disclosed in Exhibit 3.1(b), neither the execution and the delivery of this Agreement nor any of the Seller Documents, nor the consummation of the transactions contemplated hereby or thereby, will conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which the Seller is a party or by which he or she is bound or to which any of his or her assets are subject. Except as otherwise disclosed in Exhibit 3.1(b), the Seller does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Person or Governmental Body in connection with the execution and delivery of this Agreement and the Seller Documents or in order for the Parties to consummate the transactions contemplated by this Agreement.

(c)    Brokers’ Fees. Except as disclosed in Exhibit 3.1(c), the Seller has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

(d)    Ownership. Except as disclosed in Exhibit 3.1(d), (i) the Seller holds of record and owns beneficially his or her Shares, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act, state securities laws and restrictions in favor of Buyer pursuant to the Collaboration Agreement), Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands, and holds no other rights to acquire any additional capital stock or other equity interests from the Company, (ii) the Seller is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock or other equity interests of the Company (other than those in favor of Buyer under this Agreement and the Collaboration Agreement), (iii) the Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock or other equity interests of the Company and (iv) the Seller has the power and authority to sell, transfer, assign and deliver the Shares, and such delivery will convey to Buyer good and marketable title to such Shares, free and clear of any and all Security Interests.

(e)    No Claims or Disputes. No Seller currently has any claim or dispute with any other Seller, the Company or any of the Company’s managers or any other Person of any nature relating in any way to the Company, the business and operations of the Company or such Seller’s ownership of Shares in the Company, including, but not limited to, disputes concerning wages, taxes and distributions. There is no Legal Proceeding pending, or to the Knowledge of the Seller threatened, against the Seller or to which the Seller is otherwise a party relating to this Agreement or the Seller Documents or the transactions contemplated hereby.
(f)    Litigation. There is no Legal Proceeding against Seller or to which Seller is otherwise a party that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. To the Seller’s Knowledge, no event has occurred or circumstances exist that does or could result in or serve as a basis for any such Legal Proceeding.

3.2    REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyer represents and warrants to the Sellers that:
(a)    Organization of the Buyer. The Buyer is a corporation duly formed, validly existing, and in good standing under the laws of Delaware.

(b)    Authorization of Transaction. The Buyer has full power and authority to execute and deliver this Agreement and each other agreement, document, or instrument or certificate contemplated by this Agreement or to be executed by the Buyer in connection with the transactions contemplated by this Agreement (the “Buyer Documents”) and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each of the Buyer Documents will be at or prior to the Closing, duly and validly executed and delivered by the Buyer and (assuming due authorization, execution and delivery by each other Party thereto) this Agreement constitutes, and each of the Buyer Documents when so executed and delivered will constitute, the valid and legally binding obligation of the Buyer, enforceable in accordance with their respective terms and conditions.

(c)    Noncontravention.

(i)    Neither the execution and the delivery of this Agreement nor any of the Buyer Documents, nor the consummation of the transactions contemplated hereby or thereby, will violate any Applicable Law to which the Buyer is subject or any provision of its Organic Documents.

(ii)    Neither the execution and the delivery of this Agreement nor any of the Buyer Documents, nor the consummation of the transactions contemplated hereby or thereby, will conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets are subject. Except as otherwise disclosed in Exhibit 3.2(c), the Buyer does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Person or Governmental Body in connection with the execution and delivery of this Agreement and the Buyer Documents or in order for the Parties to consummate the transactions contemplated by this Agreement.

(d)Brokers’ Fees. The Buyer has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any Seller could become liable or obligated.

(e)Litigation. There is no Legal Proceeding against Buyer or to which Buyer is otherwise a party that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. To the Buyer’s Knowledge, no event has occurred or circumstances exist that does or could result in or serve as a basis for any such Legal Proceeding.

(f)Sufficiency of Funds. At the Closing Date, and at such time as payment may be required to be made by the Buyer under this Agreement and/or the Collaboration Agreement, the Buyer will have sufficient funds available to it to permit the Buyer to pay all amounts payable to the Sellers, including the Closing Consideration.

(g)Investment Intent. The Shares are being purchased for the Buyer’s own account, for investment purposes only and not with the view to, or for resale in connection with, any distribution or public offering thereof (within the meaning of such terms in the Securities Act). The Buyer understands that the Shares have not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The Buyer is an “accredited investor” within the meaning of Rule 501 under the Securities Act.

(h)Disclosure of Information. The Buyer has had an opportunity to discuss the Company’s business, management, and financial affairs with the Company’s management. The foregoing, however, does not limit or modify the representations and warranties of the Company in Article 4 of this Agreement or the right of the Buyer to rely thereon.

Article 4
REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANY

[***] represents and warrants to the Buyer that:
4.1    ORGANIZATION, QUALIFICATION, AND CORPORATE POWER

The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and duly authorized to conduct business and in good standing under the laws of each jurisdiction where qualification is required, except for jurisdictions where the
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

failure to be so qualified would not cause the Company to experience a Material Adverse Change. The Company has full power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Exhibit 4.1 lists the directors and officers of the Company.
4.2    AUTHORIZATION OF TRANSACTION

The Company has full power and authority to execute and deliver each agreement, document, or instrument or certificate contemplated by this Agreement or to be executed by it in connection with the transactions contemplated by this Agreement (collectively, the “Company Documents”), and to perform its obligations thereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of each of the Company Documents, and the consummation of the transactions contemplated thereby, have been duly authorized and approved by all required action on the part of the Company. Each of the Company Documents will be at or prior to the Closing, duly and validly executed and delivered by the Company, and (assuming due authorization, execution and delivery by Buyer) each of the Company Documents to which the Company is a party, when so executed and delivered, will constitute, the valid and legally binding obligation of the Company, enforceable in accordance with their respective terms and conditions.
4.3    CAPITALIZATION

The entire authorized capital stock of the Company consists of 10,000,000 voting shares of Common Stock, of which 2,060,000 shares of Common Stock are issued and outstanding as of the date hereof. All of the issued and outstanding shares of Common Stock have been duly authorized, are validly issued, fully paid, and nonassessable, are held of record by the Sellers as disclosed in Exhibit 4.3 and were not issued to or acquired by the Sellers in violation of any Applicable Law applicable to the Company, or of any agreement to which the Company is a party, or of any preemptive rights granted by the Company or, to the Knowledge of the Company, any other Person. Except as disclosed in Exhibit 4.3, (i) no shares of capital stock or other equity interests of the Company are reserved for issuances or are held as treasury shares, (ii) there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments relating to the capital stock or other equity interests of the Company, granted by the Company or, to the Knowledge of the Company, any other Person, (iii) there are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Company, (iv) there are no obligations, contingent or otherwise, of the Company or, to the Knowledge of the Company, any of the Sellers or any other Persons, to purchase, redeem or otherwise acquire any capital stock or other equity interests of the Company, (v) there are no agreements or understandings, including voting trusts and proxies, among or by the Company and any of the Sellers or any other Persons with respect to the Company, and (vi) there are no dividends which have accrued or have been declared but are unpaid on the capital stock or other equity interests of the Company.

4.4    NONCONTRAVENTION

(a)    Except as disclosed in Exhibit 4.4, neither the execution and the delivery of this Agreement or the Company Documents, nor the consummation of the transactions contemplated hereby, will violate any Applicable Law to which the Company is subject or any provision of the Organic Documents of the Company.

(b)    Except as disclosed in Exhibit 4.4, neither the execution and the delivery of this Agreement or the Company Documents, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any material agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). Except as disclosed in Exhibit 4.4, the Company does not need to give any notice to, make any filing with, or obtain any authorization, consent (all of which have already been obtained), or approval of any Person or Governmental Body in connection with the execution and delivery of this Agreement and the Company Documents and in order for the Parties to consummate the transactions contemplated by this Agreement.

4.5    BROKERS' FEES

Except as disclosed in Exhibit 4.5, the Company has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.
4.6    OTHER MATTERS

Attached hereto as Exhibit 4.6 is an update to the representations contained in Exhibit B to the Collaboration Agreement and updated counterparts of the exhibits to the Collaboration Agreement referred to in Exhibit B of the Collaboration Agreement. The representations and warranties in Exhibit 4.6 are true and correct, in each case, as of the date of this Agreement and as of the Closing as though made at and as of the Closing, except to the extent such representations and warranties expressly speak as of an earlier date (in which case such representations and warranties are true and correct on and as of such earlier date).
4.7    PERFORMANCE UNDER COLLABORATION AGREEMENT

The Company has complied in all material respects with the terms and conditions of the Collaboration Agreement, the Company is not in material breach or default under the Collaboration Agreement, and no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under the Collaboration Agreement.
Article 5
POST-CLOSING COVENANTS
The Parties agree as follows with respect to the period following the Closing.

5.1    ACCESS TO RECORDS

After the Closing, Buyer will cause the Company to allow the Seller Representative to inspect, for all proper purposes, any and all books and records of the Company existing on the Closing Date as may be reasonably required in order to allow the Sellers to comply with their obligations to Buyer or third parties in connection with any Legal Proceedings, except that Buyer shall not be required to provide access to such books and records in connection with a dispute between Buyer and the Company and/or any Seller; provided, that such access will be upon reasonable prior written notice, during normal business hours, at Sellers’ expense and conducted in a manner so as not to unreasonably interfere with the Company’s business.
5.2    LITIGATION SUPPORT

In the event and for so long as any Party (the “Litigating Party”) is actively contesting or defending against any Legal Proceeding in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Company, each of the other Parties will reasonably cooperate with the Litigating Party and his or its counsel in the contest or defense, and make available their personnel and provide such testimony and access to their books and records as shall be reasonably necessary in connection with the contest or defense, all at the sole cost and expense of the Litigating Party (except as otherwise provided in Article 7), provided that this Section 5.2 shall not apply in respect of any Legal Proceeding brought against the Litigating Party by any other Party hereto.
5.3    NON-COMPETITION; NON-SOLICITATION

(a)    [***] agrees that for a period of three (3) years from and after the Closing Date, neither he nor any of his Affiliates shall, directly or indirectly, own, manage, engage in, operate, control, work for, consult with, render services for, do business with, maintain any interest in (proprietary, financial or otherwise) or participate in the ownership, management, operation or control of, any business, whether in corporate, proprietorship or partnership form or otherwise, engaged in a Restricted Business; provided, however, that the restrictions contained in this Section 5.3(a) shall not restrict the acquisition by [***] or any of his Affiliates, directly or indirectly, of less than 2% of the outstanding capital stock of any publicly traded company engaged in a Restricted Business.

(b)    [***] agrees that for a period of three (3) years from and after the Closing Date, neither he nor any of his Affiliates shall, directly or indirectly: (i) cause, solicit, induce or encourage any employees of the Company to leave such employment or hire, employ or otherwise engage any such individual; or (ii) cause, induce or encourage any material actual or prospective client, customer, supplier, or licensor of the Company (including any existing or former customer of the Company and any Person that becomes a client or customer of the Company after the Closing) or any other Person who has a material business relationship with the Company to terminate or modify any such actual or prospective relationship.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

5.4    CONFIDENTIALITY

Each of the Sellers will treat and hold as confidential all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, Article 5 of the Collaboration Agreement and/or Section 11.12 of the Collaboration Agreement, and deliver promptly to the Buyer or destroy, at the request and option of the Buyer, all tangible embodiments of the Confidential Information which are in his or its possession; provided, however, that the Sellers may retain, and shall have no obligation to return to Buyer or destroy, any information provided to the Sellers pursuant to Article 5 of the Collaboration Agreement or generated in connection with the undertakings described in Section 11.12 of the Collaboration Agreement. In the event that any of the Sellers is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, that Seller will notify the Buyer promptly of the request or requirement so that the Buyer may seek an appropriate protective order or waive compliance with the provisions of this Section 5.4 at the Buyer’s expense.
5.5    TAX MATTERS

(a)    Tax Indemnity.

(i)The Sellers hereby agree collectively, in proportion to their respective pro rata share of the Total Consideration, to be liable for and to indemnify and hold the Buyer Indemnitees harmless from and against, and pay to the Buyer Indemnitees, the amount of any and all Losses in respect of (i) all Taxes of the Company (or any predecessor thereof) for any Pre-Closing Tax Period (determined as provided in Section 5.5(c)); (ii) the failure of any of the representations and warranties contained in Section 7.12 of Exhibit 4.6 to be true and correct in all respects (determined without regard to any qualification related to materiality or Knowledge contained therein) or the failure to perform any covenant contained in this Agreement with respect to Taxes; and (iii) any failure by the Sellers to timely pay any and all Taxes required to be borne by the Sellers pursuant to Section 8.12.

(ii)The Buyer hereby agrees to be liable for and to indemnify and hold the Seller Indemnitees harmless from and against, and pay to the Seller Indemnitees, the amount of any and all Losses in respect of (x) all Taxes of the Company (or any predecessor thereof) for any Post-Closing Tax Period; and (y) the failure of the Buyer to perform any covenant contained in this Agreement with respect to Taxes.

(b)    Tax Returns; Payment of Taxes.

(i)    Prior to the Closing Date, the Company shall timely prepare and file with the appropriate Taxing Authorities all Tax Returns required to be filed on or before the Closing Date and shall pay all Taxes due with respect to such Tax Returns or owed (whether or not shown to be due on any Tax Returns).
(ii)    Buyer shall cause the Company to timely prepare and file with the appropriate Taxing Authorities all Tax Returns related to the Company not described in subsection (i) above and, subject to the rights to payment from the Sellers under subsection (iii)

below, shall cause the Company to pay all Taxes due with respect to such Tax Returns or owed (whether or not shown to be due on any Tax Returns). In the case of any Tax Return required to be filed pursuant to this subsection (ii) that reflects Taxes that are the subject of indemnification by the Sellers under Section 5.5(a), above, Buyer shall provide the Seller Representative at least fifteen (15) Business Days before filing with copies of such completed Tax Returns, along with supporting workpapers, for the review and approval of the Seller Representative, such approval not to be unreasonably withheld or delayed. The Seller Representative and the Buyer shall attempt in good faith to resolve any disagreements regarding such Tax Returns prior to the due date for filing. In the event that the Seller Representative and the Buyer are unable to resolve any dispute with respect to such Tax Returns prior to the due date for filing, such dispute shall be resolved pursuant to Section 5.5(g), which resolution shall be binding on the parties.

(iii)Not later than ten (10) Business Days prior to the due date for the payment of Taxes on any Tax Returns for which the Buyer has filing responsibility pursuant to subsection (ii), the Sellers shall pay to the Buyer the amount of Taxes owed by the Sellers, as reasonably determined by the Buyer in accordance with the provisions of Section 5.5(a) and 5.5(c). No payment pursuant to this subsection (iii) shall excuse the Sellers from their indemnification obligations pursuant to Section 5.5(a) if the amount of Taxes for which Sellers are liable under this Agreement as ultimately determined (on audit or otherwise) for the periods covered by such Tax Returns exceeds the amount of the Sellers’ payment under this Section 5.5(b)(iii). If the amount of Taxes for which Sellers are liable under this Agreement as ultimately determined (on audit or otherwise) for the periods covered by such Tax Returns is less than the amount of the Sellers’ payment under this Section 5.5(b)(iii), the Buyer shall reimburse to Sellers the amount of such overpayment not later than ten (10) Business Days following the date of such ultimate determination.

(c)    Allocations; Straddle Period.

(i)    In any case in which a Tax is assessed with respect to a taxable period that includes the Closing Date (but does not begin or end on that day) (a “Straddle Period”), the Taxes of the Company, if any, attributable to a Straddle Period shall be allocated (i) to Sellers for the period up to and including the close of business on the Closing Date, and (ii) to Buyer for the period subsequent to the Closing Date. Any allocation of income or deductions required to determine any Taxes attributable to a Straddle Period shall be made by means of a closing of the books and records of the Company as of the close of business on the Closing Date, provided that exemptions, allowances or deductions that are calculated on an annual basis (including, but not limited to, depreciation and amortization deductions) shall be allocated between the period ending on the Closing Date and the period after the Closing Date in proportion to the number of days in each such period.

(ii)    To the extent that Taxes are not apportioned pursuant to Section 5.5(c)(i) using the closing of the books method, such as in the case of real, personal and intangible property Taxes, the amount of these Taxes shall be allocated to the Pre-Closing and Post-Closing Tax Periods based on a fraction, the denominator of which is the number of days during such Tax Period and the numerator of which is the number of days in the Straddle Period.

(d)    Cooperation. The Seller Representative, the Company, and the Buyer shall reasonably cooperate, and shall cause their respective Affiliates, officers, employees, agents, auditors and representatives reasonably to cooperate, in preparing and filing all Tax Returns (including amended Tax Returns, if any) and any other matters relating to Taxes, including maintaining and making available to each other all records necessary in connection with Taxes and in resolving Tax Claims.

(e)    Tax Refunds. Any refund received by the Company of Taxes attributable to a Pre-Closing Tax Period (determined in accordance with Section 5.5(c)) shall be for the account of the Sellers; provided, however, that the Sellers shall not be entitled to any refund of Taxes to the extent such refund is attributable to the carryback of losses arising in or attributable to a taxable period (including the portion of any Straddle Period) beginning after the Closing Date to a Pre-Closing Tax Period. All other Company Tax refunds, including those described in clauses (i) and (ii) above, shall be for the account of the Buyer. The Buyer shall, and shall cause the Company to, forward any Tax refund received by the Company to which the Sellers may be entitled in accordance with this Section 5.5(e) to the Seller Representative for further distribution to the Sellers as promptly after such receipt as is commercially practicable.

(f)    Tax Audits.

(i)    If notice of any judicial, administrative or arbitral actions, suits, mediation, investigation, inquiry, proceedings or claims (including counterclaims) by or before any Taxing Authority with respect to Taxes of the Company (a “Tax Claim”) shall be received by any Party for which the other Party would be liable pursuant to Section 5.5(a), the notified Party shall notify such other Party in writing of such Tax Claim; provided, however, that the failure of the notified Party to give the other Party notice as provided herein shall not relieve such failing Party of its obligations under this Section 5.5 except to the extent that the other Party is actually and materially prejudiced thereby.

(ii)    The Seller Representative shall have the sole right to represent the interests of the Company in any Tax Claim relating exclusively to taxable periods ending on or before the Closing Date if and to the extent the Sellers are potentially liable for any Taxes resulting therefrom, and to employ counsel of their choice at their expense; provided, however, that the Seller Representative may not agree to a settlement or compromise thereof without the prior written consent of the Buyer, which consent shall not be unreasonably withheld or delayed; and provided, further, that if such Tax Claim involves an issue that recurs in a Post-Closing Tax Period of Buyer, the Company or any of their respective Affiliates or otherwise could adversely affect the Buyer, the Company or any or their respective Affiliates for a Post-Closing Tax Period, then (A) the Seller Representative and the Buyer shall jointly control the defense and settlement or compromise of any such Tax Claim and each Party shall cooperate with the other Party at its own expense, and (B) there shall be no settlement or closing or other agreement with respect thereto without the written consent of each of the Buyer and the Seller Representative, which consents shall not be unreasonably withheld or delayed.

(iii)    In the case of any Tax Claim not described in (ii) above, the Buyer shall have the right, at the expense of the Sellers to the extent such Tax Claim is subject to indemnification by the Sellers pursuant to Section 5.5(a) hereof, to represent the interests of the

Company; provided that in the case of any Tax Claim that is the subject of indemnification under Section 5.5(a), Buyer shall not settle such claim without the written consent of the Seller Representative, which consent shall not be unreasonably withheld or delayed.

(g)    Disputes. Any dispute as to any matter covered under this Section 5.5 shall be resolved by an independent accounting firm mutually acceptable to the Seller Representative and the Buyer. The fees and expenses of such accounting firm shall be borne equally by the Sellers, on the one hand, and Buyer on the other. If any dispute with respect to a Tax Return is not resolved prior to the due date of such Tax Return, such Tax Return shall be filed in the manner which the Party responsible for preparing such Tax Return deems correct.

(h)    Exclusivity. The indemnification provided for in this Section 5.5 shall be the sole remedy for any claim in respect of Taxes. In the event of a conflict between the provisions of this Section 5.5, on the one hand, and the provisions of Article 7, on the other, the provisions of this Section 5.5 shall control. For the avoidance of doubt, the limitations contemplated in Section 7.4 shall not apply to any recovery under Section 5.5(a) hereof.

Article 6
DELIVERABLES AT CLOSING

6.1    SELLERS' DELIVERABLES

The obligation of the Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to delivery of the following documents by Sellers:
(a)    a certificate of an officer of the Company dated as of the Closing Date and certifying (i) that correct and complete copies of its Organic Documents are attached thereto, (ii) that correct and complete copies of each resolution of its board of directors approving the Company Documents to which it is a party and authorizing the execution thereof and the consummation of the transactions contemplated thereby are attached thereto and (iii) the incumbency and signatures of the persons authorized to execute and deliver the Company Documents on behalf of the Company;

(b)    the resignations, effective as of the Closing, and release of claims to fees or expenses of each director and officer of the Company whose resignation has been requested by the Buyer;

(c)    duly executed instruments of assignment or transfer from each Seller with respect to all of his or her Shares;

(d)    a FIRPTA Certificate in form and substance satisfactory to the Buyer; and

(e)    such other documents and instruments as may be required by any other provision of this Agreement or as may reasonably be required to consummate the transactions contemplated by this Agreement, each in form and substance reasonably satisfactory to the Buyer.

The Buyer may waive any of the foregoing deliverables specified in this Section 6.1 if it executes a writing so stating at or prior to the Closing.
6.2    BUYER'S DELIVERABLES

The obligation of the Sellers to consummate the transactions to be performed by them in connection with the Closing is subject to Buyer’s payment of the Closing Consideration as provided in Section 2.2 and delivery of the following documents by Buyer:
(a)    a certificate of an officer of the Buyer dated as of the Closing Date and certifying (i) that correct and complete copies of its Organic Documents are attached thereto, (ii) that correct and complete copies of each resolution of its board of directors approving the Buyer Documents to which it is a party and authorizing the execution thereof and the consummation of the transactions contemplated thereby are attached thereto and (iii) the incumbency and signatures of the persons authorized to execute and deliver the Buyer Documents on behalf of the Buyer;

(b)    such other documents and instruments as may be required by any other provision of this Agreement or as may reasonably be required to consummate the transactions contemplated by this Agreement, each in form and substance reasonably satisfactory to the Sellers.

The Sellers may waive any of the foregoing deliverables condition specified in this Section 6.2 if they execute a writing so stating at or prior to the Closing.
Article 7
REMEDIES FOR BREACHES OF THIS AGREEMENT

7.1    SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties in this Agreement and in any certificate delivered pursuant hereto shall survive the Closing and shall terminate at the close of business on the date two (2) years following the Closing Date, except that the representations and warranties of the Sellers contained in Sections 7.11 and 7.14 of Exhibit 4.6 and in Section 4.7 hereof shall survive the Closing and shall terminate at the close of business on the date three (3) years following the Closing Date, and except further that the representations and warranties of the Sellers contained in Sections 3.1(a), (b)(i) and (c)-(f), 4.1, 4.2, 4.3, 4.4(a), 4.5 and 4.6 to the extent such Section 4.6 relates to the Fundamental Representations, and of the Buyer contained in Sections 3.2(a)-(c)(i) and (d)-(h), shall survive until 90 days after the expiration of the applicable underlying statute of limitations; provided, however, that any obligations under Section 7.2 or 7.3 shall not terminate with respect to any Losses and Expenses as to which the Person to be indemnified shall have given notice (stating in reasonable detail the basis of the claim for indemnification) to the identifying party in accordance with Section 7.4(a) before the termination of the applicable period for survival of the representation and warranty pursuant to this Section 7.1.

7.2    INDEMNIFICATION OF BUYER

(a)    Each Seller shall severally (but not jointly) defend and indemnify the Buyer, its Affiliates (including the Company) and each of their officers, directors, employees, stockholders, agents and representatives (collectively, the “Buyer Indemnitees”) against and hold them harmless from any Losses and Expenses suffered or incurred by any such Buyer Indemnitee arising from, relating to or otherwise:

i.based upon, attributable to or resulting from the failure of any representation or warranty made by such Seller in Section 3.1 or in any Seller Document of such Seller to be true and correct in all respects as of the date hereof and at and as of the Closing Date;

ii.based upon, attributable to or resulting from any breach of any covenant or other agreement of such Seller under this Agreement or any Seller Document of such Seller; or

iii.based upon, attributable to or resulting from an exercise of the [***] Put Option that is not in compliance with the Option Conditions, as such terms are defined in the Collaboration Agreement.

(b)    [***] shall defend and indemnify the Buyer Indemnitees against and hold them harmless from any Losses and Expenses suffered or incurred by any such Buyer Indemnitee arising from, relating to or otherwise:
i.    based upon, attributable to or resulting from the failure of any representation or warranty made by [***] in Article 4 of this Agreement or by the Company in any Company Document, as the case may be, to be true and correct in all respects as of the date hereof and at and as of the Closing Date;

ii.    any claim in relation to Taxes, as provided in Section 5.5; and

iii.    based upon, attributable to or resulting from any and all amounts now or hereafter payable by the Company under that certain engagement letter between the Company and [***], a division of the [***], dated [***], 2012.

7.3    INDEMNIFICATION OF SELLERS

The Buyer shall defend and indemnify the Sellers and their respective Affiliates, agents, attorneys, representatives, successors and permitted assigns (collectively, the “Seller Indemnitees”) against and hold them harmless from any Losses and Expenses suffered or incurred by any Seller arising from, relating to or otherwise:
(a)    based upon, attributable to or resulting from the failure of any representation or warranty made by the Buyer in this Agreement or in any Buyer Document, as the case may be, to be true and correct in all respects as of the date hereof and at and as of the Closing Date;

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

(b)    based upon, attributable to or resulting from any breach of any covenant or other agreement of the Buyer under this Agreement or any Buyer Document; and

(c)    based upon, attributable to or resulting from any breach of any covenant or other agreement of the Buyer under Sections 5.1(c) or 11.12 of the Collaboration Agreement.

7.4    LIMITATIONS ON INDEMNIFICATION FOR BREACHES OF REPRESENTATIONS AND WARRANTIES

(a)    [***] shall not have any liability under Section 7.2(b)(i) unless the aggregate of all Losses and Expenses relating thereto for which [***] would, but for this proviso, be liable to indemnify all Indemnified Parties exceeds on a cumulative basis Fifty Thousand Dollars ($50,000) (the “Indemnification Threshold”), and then only to the extent the aggregate amount of such Losses and Expenses exceed the Indemnification Threshold.

(b)    The aggregate amount of all Losses and Expenses for which (i) the Sellers in the aggregate shall be liable pursuant to Sections 7.2(a) or 7.2(b) shall not exceed the Total Consideration and (ii) any Seller individually shall be liable pursuant to Sections 7.2(a) shall not exceed such Seller’s pro rata portion of the Total Consideration. The aggregate amount of all Losses and Expenses for which Buyer shall be liable pursuant to 7.3 shall not exceed the Total Consideration.

(c)    The limitations on indemnification set forth in Sections 7.4(a) and Section 7.4(b) shall not apply to Losses and Expenses related to the failure to be true and correct of any of the representations and warranties contained in Sections 3.1(a), 3.1(b)(i), 3.1(c)-(f), 3.2(a)-(c)(i), 3.2(d)-(h), 4.1, 4.2, 4.3, 4.4(a), 4.5 and 4.6 to the extent such Section 4.6 relates to the Fundamental Representations.

(d)    In the event a Party is entitled to recover the same Losses under more than one provision of this Agreement, such Party shall only be permitted to recover such Losses one time, and without duplication.

(e)    Notwithstanding the foregoing, this Section 7.4 shall not (i) limit the rights of the Parties to seek equitable remedies (including specific performance or injunctive relief) or (ii) apply in respect of any claim of fraud, including any tort claim or cause of action based upon, arising out of or related to any intentional misrepresentation made in or in connection with this Agreement or as an inducement to enter into this Agreement.

(f)    Subject to Section 7.4(d), the Parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims on the part of any other Party hereto in connection with the transactions contemplated by this Agreement for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in this Article 7.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

7.5    NOTICE OF CLAIM

(a)    Any Party seeking indemnification hereunder (the “Indemnified Party”) shall give to the Party obligated to provide indemnification to such Indemnified Party (the “Indemnitor”) a notice (a “Claim Notice”) describing in reasonable detail the facts giving rise to any claim for indemnification hereunder and shall include in such Claim Notice a reference to the provision of this Agreement, Seller Document, Company Document or Buyer Document upon which such claim is based; provided, that a Claim Notice in respect of any Legal Proceeding by or against a third Person as to which indemnification will be sought shall be given, promptly reasonable after the action or suit is commenced; and provided, further, that failure to give such notice shall not relieve the Indemnitor of its obligations hereunder except to the extent it shall have been actually prejudiced by such failure.

(b)    After the giving of any Claim Notice pursuant hereto, the amount of indemnification to which an Indemnified Party shall be entitled under this Article 7 shall be determined: (i) by the written agreement between the Indemnified Party and the Indemnitor; (ii) by a final judgment or decree of any Governmental Body of competent jurisdiction; or (iii) by any other means to which the Indemnified Party and the Indemnitor shall agree. The judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken shall have been finally determined. Following such determination of the amount of indemnification, the Indemnified Party shall forward to the Indemnitor written notice of any sums due and owing by the Indemnitor and the Indemnitor shall pay all of such sums so due and owing within five (5) Business Days by wire transfer of immediately available funds.

7.6    THIRD PERSON OR GOVERNMENTAL BODY CLAIMS

(a)    The Indemnitor shall have the right to conduct and control, through counsel of its choosing, who is reasonably satisfied to the Indemnified Party, the defense, compromise or settlement of any third Person or Governmental Body claim, action or suit (a “Third Party Claim”) against any Indemnified Party as to which indemnification will be sought by such Indemnified Party from such Indemnitor hereunder. If the Indemnitor acknowledges its obligation and elects to defend against, compromise, or, settle any Third Party Claim which relates to any Losses indemnified by it hereunder, it shall within five (5) Business Days of the Indemnified Party’s claim notice with respect to such Third Party Claim in accordance with Section (a) (or sooner, if the nature of the Third Party Claim so requires) notify the Indemnified Party of its intent to do so; provided, that the Indemnitor must conduct the defense of the Third Party Claim actively and diligently thereafter in order to preserve its rights in this regard. If the Indemnitor elects not to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any Losses indemnified against hereunder or fails to notify the Indemnified Party of its election as herein provided, the Indemnified Party may defend against, negotiate, settle or otherwise deal with such Third Party Claim. The Parties shall, in connection with any Third Party Claim the Indemnitor has elected to defend against, compromise or settle, furnish such records, information as may be reasonably requested by the in connection therewith. The Indemnified Party may participate, through counsel chosen by it and at its own expense, in the defense of any Third Party Claim as to which the Indemnitor has so elected to conduct and control the defense compromise or settlement thereof; provided, however, that such Indemnified

Party shall be entitled to participate in any such defense with separate counsel at the expense of the Indemnitor, if (i) so requested by the Indemnitor to participate or (ii) in the reasonable opinion of counsel to the Indemnified Party, a conflict or potential conflict exists between the Indemnified Party and the Indemnitor that would make such separate representation advisable; and provided, further, that the Indemnitor shall not be required to pay for more than one such counsel for all Indemnified Parties in connection with any Third Party Claim. Notwithstanding anything in this Section 7.6 to the contrary, neither the Indemnitor nor the Indemnified Party shall, without the written consent of the other party, settle or compromise any Third Party Claim or permit a default or consent to entry of any judgment unless the claimant or claimants and such party provide to such other party an unqualified release from all liability in respect of the Third Party Claim.

(b)    Notwithstanding the provisions of Section (a), in the event of any claim for injunctive or other equitable relief against the Buyer that would if successful reasonably be expected to have a material and continuing effect on the Company, and for which the Buyer would be entitled to indemnification, the Buyer may assume the defense of such claim at the cost and expense of the Sellers.

7.7    PURCHASE PRICE ADJUSTMENT

Any indemnification payment made by the Buyer or any Seller under this Article 7 or Section 5.5 shall be treated by the Buyer and the Sellers as an adjustment to the Closing Consideration for federal, state and local Tax purposes.
7.8    CALCULATION OF LOSSES

Notwithstanding anything to the contrary set forth herein, solely for purposes of Section 7.2 in determining the amount of any Losses and Expenses suffered or incurred by any Buyer Indemnitee related to a breach of any representation or warranty of any Seller, but not whether there has occurred any such breach, the representations and warranties set forth in this Agreement shall be considered without regard to any “material,” “Material Adverse Change” or similar qualifications set forth therein.
7.9    NO CONTRIBUTION

The Sellers shall have no right of contribution or other recourse against the Company or its directors, officers, employees, Affiliates, agents, attorneys, representatives, assigns or successors for any Third Party Claims asserted by the Buyer, it being acknowledged and agreed that the covenants and agreements of the Company are solely for the benefit of the Buyer.
7.10    OFFSET RIGHTS

Buyer shall have the right to set off any amounts owed by the Sellers to Buyer under this Agreement against any amounts owed by Buyer to the Sellers under the Collaboration Agreement. If PDI intends to exercise such right, it shall provide written notice to the Seller Representative, and if the Seller Representative disputes PDI’s notice, the amount claimed to be subject to set-off shall thereafter be paid by PDI into escrow until the claim is resolved by (a) written agreement of PDI and the Seller Representative, or (b) a final, non-appealable judgment or decree of any Governmental Body. If such resolution upholds the set-off in whole or in part, the funds paid into escrow shall be released first to PDI in an amount equal to the amount of such determination, and the remaining escrow funds, if any, shall then promptly be released to the Seller Representative. If such resolution denies the set-off, the funds paid into escrow shall promptly be released to the Seller Representative. Notwithstanding the foregoing, all funds paid into escrow shall promptly be released to the Seller Representative if the dispute has not been resolved within 180 days after delivery by PDI of the applicable set-off notice to the Seller Representative, or such longer period as PDI and the Seller Representative may agree, if prior to the conclusion of such period neither PDI nor the Seller Representative has commenced a Legal Proceeding with respect to the claimed set-off.
Article 8
MISCELLANEOUS

8.1    SELLER REPRESENTATIVE

(a)    By virtue of the adoption of this Agreement by the Sellers other than [***], and without further action of any such Seller, each such Seller shall be deemed to have irrevocably constituted and appointed [***] (and by execution of this Agreement [***] hereby accepts such appointment) as agent and attorney-in-fact (in such capacity, the “Seller Representative”) for and on behalf of the Sellers (in their capacity as such), with full power of substitution, to act in the name, place and stead of each Seller with respect to and in connection with and to facilitate the consummation of the transactions contemplated hereby, including the taking by the Seller Representative of any and all actions and the making of any decisions required or permitted to be taken by the Seller Representative under Section 2.2 or Article 7. The power of attorney granted in this Section 8.1 is coupled with an interest and is irrevocable, may be delegated by the Seller Representative and shall survive the death or incapacity of each Seller. No bond shall be required of the Seller Representative, and the Seller Representative shall receive no compensation for his services.

(b)    The Seller Representative shall not be liable to any Person for any act taken in good faith and in the exercise of his reasonable judgment and arising out of or in connection with the acceptance or administration of his duties under this Agreement (it being understood that any act done or omitted pursuant to the advice of legal counsel shall be conclusive evidence of such good faith and reasonable judgment), and shall not be liable for, and may seek indemnification from the Sellers for, any Losses incurred by the Seller Representative, except to the extent of any Losses actually incurred as a proximate result of the gross negligence or bad faith of the Seller Representative. The Seller Representative shall be entitled to recover any out-of-pocket costs and expenses reasonably incurred by the Seller Representative in connection with actions taken by the Seller Representative pursuant to the terms of Section 2.2 or Article 7 of this Agreement or Article 5 or Section 11.12 of the Collaboration Agreement (including the payment of brokers’ fees and expenses, the hiring of legal counsel and the incurring of legal fees and costs), from the Sellers jointly and severally, including, without limitation, by deducting such costs and expenses from amounts otherwise distributable to the Sellers.

(c)    From and after the date of this Agreement, any decision, act, consent or instruction of the Seller Representative with respect to Section 2.2 or Article 7 shall constitute a

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

decision of all Sellers and shall be final, binding and conclusive upon each Seller, and the Buyer may rely upon any decision, act, consent or instruction of the Seller Representative as being the decision, act, consent or instruction of each Seller. Buyer is hereby relieved from any liability to any Person for any acts done by Buyer in accordance with any such decision, act, consent or instruction of the Seller Representative.

8.2    PRESS RELEASES AND PUBLIC ANNOUNCEMENTS

No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the Buyer and the Seller Representative; provided, however, that any Party may make any public disclosure it believes in good faith is required by Applicable Law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use all commercially reasonable efforts to advise the other Parties prior to making the disclosure).
8.3    NO THIRD-PARTY BENEFICIARIES

Except as specifically provided in Section 8.5, this Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.
8.4    ENTIRE AGREEMENT
This Agreement (including the documents referred to herein), the Seller Documents, the Company Documents, the Buyer Documents and the Confidentiality Agreement constitute the entire understanding and agreement among the Parties with respect to the subject matter hereof and supersede any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.
8.5    SUCCESSION AND ASSIGNMENT

This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties; provided, however, that the Buyer may (i) assign this Agreement and/or any or all of its rights and interests hereunder to any entity with which it may merge or consolidate, or which acquires all or substantially all of its business and assets, (ii) assign this Agreement and/or any or all of its rights and interests hereunder to one or more of its Affiliates, and/or (iii) designate one or more of its Affiliates to perform its obligations hereunder. In addition, rights provided to Sellers under this Agreement are not transferrable or assignable under any circumstance without a written opinion of counsel for Buyer that such transfer or assignment complies with applicable securities laws.
8.6    COUNTERPARTS

For the convenience of the Parties, this agreement may be executed in counterparts and by facsimile or email exchange of pdf signatures, each of which counterpart shall be deemed to be an original, and both of which taken together, shall constitute one agreement binding on the Parties.
8.7    NOTICES

All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two (2) Business Days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

IF TO THE SELLERS: [***]	COPY TO: Thompson Hine LLP 335 Madison Avenue 12th Floor New York, NY 10017-4611 Attn: Faith L. Charles, Esq.
IF TO THE BUYER: [PDI, Inc.] Morris Corporate Center 1, Building A 300 Interpace Parkway Parsippany, NJ 07054	COPY TO: Norris McLaughlin & Marcus, P.A. 721 Route 202-206, Suite 200 Bridgewater, NJ 08807 Attn: David Blatteis, Esq.
Attn: Jeffrey Smith., CFO
Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, or ordinary mail, but not electronic mail or messaging), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.
8.8    GOVERNING LAW

This Agreement, and all claims or causes of action that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or covenant made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to contracts made and performed in such State without giving effect to any choice or conflict of law provision or rule (whether of the State of New Jersey or any other

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New Jersey.
8.9    SUBMISSION TO JURISDICTION; CONSENT TO SERVICE OF PROCESS

(a)    The Parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of New Jersey over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each Party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action proceeding related thereto may be heard and determined in such courts. The Parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the Parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)    Each of the Parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by delivery of a copy thereof in accordance with the provisions of Section 8.7.

(c)    THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

8.10    AMENDMENTS AND WAIVERS

No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the Parties hereto. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No action taken pursuant to this Agreement, including any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.
8.11    SEVERABILITY

Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.
8.12    EXPENSES

Each Party will bear its and their own costs and expenses (including legal fees and expenses) incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and each other agreement, document and instrument contemplated by this Agreement. All transfer Taxes and other expenses required to complete the sale of the Shares shall be borne by the Sellers.
8.13    FURTHER ASSURANCES

The Parties will from time to time do and perform such additional acts and execute and deliver such additional documents and instruments as may be required by Applicable Law or reasonably requested by any Party to establish, maintain or protect its rights and remedies or to effect the intents and purposes of this Agreement and the other documents delivered in connection with the Closing. Without limiting the generality of the foregoing, each party agrees to endorse (if necessary) and deliver to the other, promptly after its receipt thereof, any payment or document which it receives after the Closing Date and which is the property of the other.
8.14    RELEASE

Effective as of the Closing, each [***] Shareholder on behalf of himself or herself and his or her respective Affiliates hereby releases, remises and forever discharges, to the extent permitted by law, any and all rights and claims that he or she has had, now has or might now have against the Company, except with respect to or in connection with (a) matters which such [***] Shareholder is entitled to indemnification pursuant to this Agreement, (b) indemnification as an officer or director arising under the Company’s Certificate of Incorporation or Bylaws, the Delaware General Corporation Law or any insurance policy, (c) obligations of the Company under this Agreement, Article 5 or Section 11.12 of the Collaboration Agreement, or any other document or instrument executed and delivered by the Company pursuant to this Agreement and (d) accrued but unpaid compensation payable to any [***] Shareholder in his or her capacity as a consultant of the Company in the ordinary course of their consultancy for periods prior to the Closing provided same is disclosed at Closing as a Company GAAP Liability or on Exhibit 2.2(a). Each [***] Shareholder has been advised by, or has had the opportunity to be advised by and has waived such opportunity, independent legal counsel and is familiar with the provisions of certain state laws that provide, in effect, that a general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

release, which if known by him or her must have materially affected his or her settlement with the debtor.
8.15    INCORPORATION OF EXHIBITS

The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.
[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

SELLERS:	BUYER:

[PDI, INC.]
[***]
By:

[***]	Title:

[***]

[***]

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 3.1(b)
None

EXHIBIT 3.1(c)
See Engagement letter, between [***] and [***], a division of the [***], dated [***], 2012.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 3.1(d)
None

EXHIBIT 3.2(c)
None

EXHIBIT 4.3

None

EXHIBIT 4.4

None

EXHIBIT B
REPRESENTATIONS AND WARRANTIES CONCERNING [***]

Capitalized terms used in this Exhibit B are defined as follows:
“Confidential Information” shall mean “Confidential Information” as such term is defined in the Confidentiality Agreement.
“Environmental Law” means any Applicable Law that relates to Hazardous Substances, pollution or protection of the environment or natural resources, including without limitation any Applicable Law relating to the generation, use, processing, treatment, storage, discharge, release, transport or disposal of Hazardous Substances.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“Financial Statements” has the meaning set forth in Section 7.8.
“Hazardous Substance” means any substance that constitutes, in whole or in part, a pollutant, contaminant or toxic or hazardous or extremely hazardous substance or waste under, or the generation, use, processing, treatment, storage, release, transport or disposal of which is regulated by, any Applicable Law, including but not limited to petroleum, petroleum hydrocarbons, petroleum products or petroleum by-products, radioactive substances, asbestos or asbestos-containing materials, gasoline, diesel fuel, pesticides, radon, urea formaldehyde, mold, lead or polychlorinated biphenyls (“PCBs”).
“Health Care Laws” means:
(i)    the statutes, rules and regulations applicable to the regulatory authority of the Food and Drug Administration;
(ii)    all federal and state fraud and abuse Laws promulgated thereunder, including, but not limited to, the federal Anti-Kickback Statute (42 U.S.C. §1320a-7(b)), the Stark Law (42 U.S.C. §1395nn and §1395(q)), the civil False Claims Act (31 U.S.C. §3729 et seq.), Sections 1320a-7 and 1320a-7a of Title 42 of the United States Code;
(iii)    Health Insurance Portability and Accountability Act of 1996, as codified at 42 U.S.C. Sections 1320d through d-8 (collectively, “HIPAA”);
(iv)    Medicare (Title XVIII of the Social Security Act);
(v)    Medicaid (Title XIX of the Social Security Act); and
(vi)    any other applicable federal, state or local health care Laws, manual provisions, policies and administrative guidance.
“IRS” means the Internal Revenue Service.
“Medicaid Audits” has the meaning set forth in Section 7.11(f).
“Most Recent Financial Statements” has the meaning set forth in Section 7.8 below.
“Most Recent Fiscal Month End” has the meaning set forth in Section 7.8 below.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

“Most Recent Fiscal Year End” has the meaning set forth in Section 7.8 below.
“Permits” means any approvals, authorizations, consents, licenses, permits or certificates of a Governmental Body.
“Permitted Exceptions” means (a) materialmen’s, workers’ and similar liens arising or incurred in the Ordinary Course that are not material to the business or operations of [***] or financial condition of [***] property so encumbered and that are not resulting from a breach, default or violation by [***] of any agreement, contract, lease, license, instrument, or other arrangement to which [***] is a party or by which it is bound or to which any of its assets are subject or any Applicable Law, (b) liens for Taxes not yet due and payable or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings and (c) zoning and other land use regulations by any Governmental Body of record not interfering with the Ordinary Course or detracting from the use, occupancy, value or marketability of [***] ’s assets, provided that such regulations have not been violated.
“Product Liability” has the meaning set forth in Section 7.24.
“[***] Benefit Plans” has the meaning set forth in Section 7.21.
“[***] Documents” has the meaning set forth in Section 7.2
“Related Person” has the meaning set forth in Section 7.23.
“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Tax” means (i) any federal, state, local or foreign net income, alternative or add-on minimum, gross income, gross receipts, property, sales, franchise, use, value added, transfer, gains, capital gains, license, excise, employment, payroll, withholding, capital, ad valorem, profits, inventory, capital stock, social security, unemployment, severance, stamp, occupation, estimated or minimum tax, or any other tax, custom duty, governmental fee or other like assessment or charge of any kind whatsoever, (ii) any interest, penalty, fine, addition to tax or additional amount imposed by any Governmental Body in connection with any item described in clause (i) and (iii) any liability in respect of any item described in clause (i) or (ii) payable by reason of contract, assumption, transferee liability, operation of law, Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof or any analogous or similar provision under law) or otherwise.
“Tax Return” means any return, report or similar statement required to be filed with respect to any Taxes (including any attached schedules), including any information return, claim for refund, amended return and declaration of estimated Tax.
“Taxing Authority” means the IRS and any other Governmental Body responsible for the administration of any Tax.
“Treasury Regulations” means the U.S. Department of Treasury regulations promulgated under the Code, including any successor provisions thereto.
7.1    Organization, Qualification, And Corporate Power
[***] is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and duly authorized to conduct business and in good standing under the laws of each jurisdiction where qualification is required, except for jurisdictions where the failure to be so qualified

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

2

would not cause [***] to experience a Material Adverse Change. [***] has full power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Exhibit 7.1 lists the directors and officers of [***] .
7.2    Authorization of Transaction
[***] has full power and authority to execute and deliver this Agreement and each other agreement, document, or instrument or certificate contemplated by this Agreement or to be executed by it in connection with the transactions contemplated by this Agreement (collectively, the “[***] Documents”), and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and each of [***] Documents, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and approved by all required action on the part of [***] . This Agreement has been, and each of [***] Documents will be at or prior to the Closing, duly and validly executed and delivered by [***] , and (assuming due authorization, execution and delivery by PDI) this Agreement constitutes, and each of [***] Documents to which [***] is a party, when so executed and delivered, will constitute, the valid and legally binding obligation of [***] , enforceable in accordance with their respective terms and conditions.
7.3    Capitalization
The entire authorized capital stock of [***] consists of 10,000,000 voting shares of Common Stock, of which 2,060,000 shares of Common Stock are issued and outstanding as of the date hereof. All of the issued and outstanding shares of Common Stock have been duly authorized, are validly issued, fully paid, and nonassessable, are held of record by the [***] Shareholders listed on Exhibit 7.3 and were not issued to or acquired by the [***] Shareholders in violation of any Applicable Law, or of any agreement to which [***] is a party, or of any preemptive rights granted by [***] or, to the Knowledge of [***] , any other Person. Except as disclosed in Exhibit 7.3, (i) no shares of capital stock or other equity interests of [***] are reserved for issuances or are held as treasury shares, (ii) there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments relating to the capital stock or other equity interests of [***] , granted by [***] or, to the Knowledge of [***] , any other Person, (iii) there are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar profit-sharing rights with respect to [***] , (iv) there are no obligations, contingent or otherwise, of [***] to purchase, redeem or otherwise acquire any capital stock or other equity interests of [***] or, to the Knowledge of [***] , any of the [***] Shareholders or any other Person, (v) there are no agreements or understandings, including voting trusts and proxies, among or by [***] and any of the [***] Shareholders or any other Persons with respect to [***] , and (vi) there are no dividends which have accrued or have been declared but are unpaid on the capital stock or other equity interests of [***] .
7.4    Noncontravention
(a)    Except as disclosed in Exhibit 7.4, neither the execution and the delivery of this Agreement or the [***] Documents, nor the consummation of the transactions contemplated hereby, will violate any Applicable Law to which [***] is subject or any provision of the Organic Documents of [***] .
(b)    Except as disclosed in Exhibit 7.4, neither the execution and the delivery of this Agreement or the [***] Documents, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

3

material agreement, contract, lease, license, instrument, or other arrangement to which [***] is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). Except as disclosed in Exhibit 7.4, [***] does not need to give any notice to, make any filing with, or obtain any authorization, consent (all of which have already been obtained), or approval of any Person or Governmental Body in connection with the execution and delivery of this Agreement and [***] Documents and in order for the Parties to consummate the transactions contemplated by this Agreement.
7.5    Brokers’ Fees
Except as disclosed in Exhibit 7.5, [***] has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.
7.6    Reserved
7.7    Subsidiaries
[***] has no subsidiaries and does not directly or indirectly own any share capital, voting securities or other equity interests of any other Person.
7.8    Financial Statements
Attached hereto as Exhibit 7.8 are the following financial statements (collectively the “Financial Statements”): (i) internal unaudited statements of liabilities as of and for the fiscal year ended December 31, 2012 (the “Most Recent Fiscal Year End”) for [***] ; and (ii) internal unaudited statement of liabilities (the “Most Recent Financial Statements”) as of and for the 7 months ended July 31, 2013 (the “Most Recent Fiscal Month End”) for [***] . Each of the Financial Statements is complete and correct in all material respects and presents fairly the financial condition of [***] as of such dates; provided, however, the Most Recent Financial Statements are subject to normal year-end adjustments.
7.9    Events Subsequent To Most Recent Fiscal Year End
Since the Most Recent Fiscal Year End, except as disclosed in Exhibit 7.9, (i) [***] has conducted its business only in the Ordinary Course, and (ii) [***] has not experienced any Material Adverse Change. Without limiting the generality of the foregoing, except as disclosed in Exhibit 7.9, since that date:

(i)
[***] has not sold, leased, transferred, assigned or otherwise disposed of, any assets, tangible or intangible, outside the Ordinary Course or, in any event, assets valued in excess of $10,000 individually or $25,000 in the aggregate;

(ii)	[***] has not acquired any assets, tangible or intangible, outside the Ordinary Course or, in any event, assets valued in excess of $10,000 individually or $25,000 in the aggregate;

(iii)
[***] has not entered into any agreement, contract, lease, or license outside the Ordinary Course or, in any event, any agreement, contract, lease, or license with a value in excess of $10,000 individually or $25,000 in the aggregate;

(iv)	no party (including [***] ) has accelerated, terminated, made material modifications to, or cancelled any material agreement, contract, lease, or license to which [***] is a party

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

4

or by which it is bound (including but not limited to the Cornell License Agreements and the [***] JV Agreement);

(v)	[***] has not imposed any Security Interest upon any of its assets, tangible or intangible, other than Permitted Exceptions;

(vi)	[***] has not made or committed to make any capital expenditures outside the Ordinary Course or in any event in excess of $10,000 individually or $25,000 in the aggregate;

(vii)	[***] has not made any capital investment in, or any loan to, any other Person;

(viii)
[***] has not created, incurred, assumed, or guaranteed or otherwise become liable or responsible with respect to more than $10,000 in aggregate indebtedness for borrowed money and capitalized lease obligations;

(ix)	there has been no change made or authorized in the Organic Documents of [***] ;

(x)	[***] has not made any loan to, or entered into any other transaction with, the [***] Shareholders or any of its directors, officers, Affiliates or employees;

(xi)	[***] has not entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any such existing contract or agreement;

(xii)
[***] has not granted any increase in the base compensation of any of its directors, officers, and employees outside the Ordinary Course or, in any event, any increase in excess of $25,000 individually or $50,000 in the aggregate;

(xiii)	[***] not has awarded or paid any bonuses to employees of [***] ;

(xiv)
[***] has not adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, retention, termination, change in control or other plan, contract, or commitment for the benefit of any of its directors, officers, and employees (or taken any action to adopt any [***] Benefit Plan);

(xv)	[***] has not made any other material change in employment terms for any of its managers, directors, officers, and employees;

(xvi)	[***] has not instituted or settled any Legal Proceeding;

(xvii)
there has been no material change in the accounting or Tax reporting principles, methods or policies of [***] and [***] has not made a request to any Taxing Authority to change its Tax reporting principles;

(xviii)
[***] has not made, changed, rescinded or revoked any Tax election, settled or compromised any Tax claim or liability or entered into a settlement or compromise in relation to any Tax claim or liability;

(xix)
[***] has not prepared or filed any Tax Return (or any amendment thereof) except a Tax Return prepared in a manner consistent with past practice and in respect of which [***] has complied with Applicable Law; and

(xx)	[***] has not committed to any of the foregoing.
*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

5

7.10    Undisclosed Liabilities
Except as set forth on Exhibit 7.10, [***] has no material liability (whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated or due or to become due, including any liability for Taxes) except for (i) liabilities disclosed in the Financial Statements and (ii) liabilities which have arisen after the Most Recent Fiscal Month End in the Ordinary Course.
7.11    Legal Compliance
(a)    Except as disclosed in Exhibit 7.11, [***] complies and at all times has complied in all material respects with all Applicable Laws, and no Legal Proceeding has been filed or commenced against [***] alleging any failure so to comply or any liability pursuant to any Applicable Law. To the Knowledge of [***] , [***] is not under investigation with respect to the violation of any Applicable Law.
(b)    Other than filings made with the State of Delaware relating to its incorporation, [***] has not obtained, and does not own or hold, any Permits and, to the Knowledge of [***] , [***] ’s activities to date do not require any such Permits.
(c)    [***] has not contracted with Government Programs. Neither [***] nor any of its employees have been excluded, suspended, debarred or otherwise declared ineligible to participate in any Government Program.
(d)    During the past three years, [***] has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws, and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission).
(e)    The operation of [***] ’s business is in compliance with applicable Environmental Law in all material respects, and [***] has been in compliance with, and has no liabilities under any Environmental Law. To the Knowledge of [***] , there are no facts, circumstances or conditions existing, initiated or occurring prior to the Closing that have or will result in a liability, loss to or claim against PDI under any Environmental Law.
(f)    Without limiting the generality of Section 7.11(a) or otherwise:

(i)
No Violations. [***] has not violated in any material respect the Medicare and Medicaid provisions of the Social Security Act, the anti-kickback provisions of the Social Security Act, the Stark anti-referral provisions of the Social Security Act, the False Claims Act, or the Civil Monetary Penalty Law of the Social Security Act or the applicable recordkeeping, inventory and other requirements and regulations of the U.S. Food and Drug Administration or the U.S. Drug Enforcement Administration. [***] is not party to a Corporate Integrity Agreement, consent order, consent decree or other settlement agreement with any Governmental Body.

(ii)	State Licensure. Except for a business license in the State of Delaware, [***] has not obtained any licenses in any state and [***] ’s activities to date do not require any such license.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

6

(iii)	Medicaid. [***] is not subject to any current or ongoing Medicaid program audits (“Medicaid Audits”) and has not been subject in the past to any Medicaid Audits.

(iv)
No Actions - Governmental Body. No action is pending by any Governmental Body that would result in the exclusion of [***] from any Medicaid program. To the Knowledge of [***] , no action or investigation is threatened by any Governmental Body that would result in the exclusion of [***] from any Medicaid program and there have been no inspections, inquiries or audits made or conducted by any Governmental Body regarding [***] .

(v)	Reimbursement - Governmental Body. [***] has not requested reimbursement under any Government Program.

(vi)	Third-Party Payment Programs. [***] is not a participant in any third-party payment programs and [***] is not a participating provider of services, in whole or in part, in any Government Program.
7.12    Tax Matters
Except as disclosed in Exhibit 7.12:
(a)    The jurisdictions in which [***] is required to file a Tax Return are listed on Exhibit 7.12. All Tax Returns required to be filed on or before the Closing Date by or on behalf of [***] (i) have been prepared in the manner required by Applicable Law; (ii) have been duly and timely filed with the appropriate Taxing Authority in all jurisdictions in which such Tax Returns are required to be filed (after giving effect to any valid extensions of time in which to make such filings); (iii) accurately reflect the liability for Taxes of [***] ; and (iv) are true, complete and correct in all material respects. All Taxes payable by or on behalf of [***] with respect to such Tax Returns have been fully and timely paid. With respect to any period for which Tax Returns have not yet been filed or for which Taxes are not yet due or owing, [***] has made due and sufficient accruals for such Taxes in the Most Recent Financial Statements and its books and records. All required estimated Tax payments sufficient to avoid any underpayment penalties or interest have been made by or on behalf of [***] .
(b)    [***] has complied in all material respects with all Applicable Laws relating to the withholding and payment of Taxes and has duly and timely withheld and paid over to the appropriate Taxing Authority all amounts required to be so withheld and paid under all Applicable Laws.
(c)    [***] (nor any other Person on its behalf) has not (i) agreed to, and is not required to, make any adjustments pursuant to Section 481(a) of the Code or any similar provision of law nor to the Knowledge of [***] has any Taxing Authority proposed any such adjustment; (ii) submitted any application to any Taxing Authority requesting permission for any changes in accounting methods; (iii) executed or entered into a closing agreement pursuant to Section 7121 of the Code or any similar provision of law; (iv) requested any extension of time within which to file any Tax Return, which Tax Return has since not been filed; (v) been granted any extension or waiver for the assessment or collection of Taxes, which Taxes have not since been paid; (vi) granted to any Person any power of attorney that is currently in force with respect to any Tax matter, or (vii) received any rulings of, or made any requests for rulings with, any Taxing Authority that are, or if issued would be, binding on [***] after the Closing Date.
(d)    To the Knowledge of [***] , no audits, investigations or examinations by any Taxing Authority of the Tax Returns of [***] have been conducted or are currently in progress, and [***] has

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

7

not received any notice from any Taxing Authority that it intends to conduct such an audit or investigation. To the Knowledge of [***] , no state of facts exists or has existed that would constitute grounds for the assessment of any liability for Taxes with respect to periods that have not been audited by any Taxing Authority.
(e)    [***] is not a party to any Tax sharing, allocation, indemnity or similar agreement or arrangement (whether or not written) pursuant to which it will have any obligation to make any payments after the Closing Date.
(f)    There are no liens or judgments as a result of any unpaid Taxes upon any of the assets of [***] .
(g)    No claim has been made by a Taxing Authority with respect to [***] in a jurisdiction where [***] does not file Tax Returns such that it is or may be subject to taxation by that jurisdiction.
(h)    [***] has not ever been a member of any consolidated, combined, affiliated, unitary or similar group for any Tax purposes.
(i)    There is no taxable income of [***] that will be required under applicable Tax law to be reported by PDI or any of its Affiliates, including [***] , for a taxable period beginning after the Closing Date which taxable income was realized (and reflects economic income) arising prior to the Closing Date.
(j)    [***] has not, nor has it ever had, a permanent establishment in any country other than the United States.
(k)    [***] has not engaged in any “reportable transactions” as defined in Treasury Regulation Section 1.6011-4(b).
(l)    PDI has been provided correct and complete copies of all federal income Tax Returns filed by or on behalf of [***] , examination reports, and statements of deficiencies assessed against or agreed to by [***] with respect to taxable periods ended on or after December 31, 2010.
7.13    Real Property
Except as disclosed in Exhibit 7.13, [***] has not at any time owned, operated or leased any real property.
7.14    Intellectual Property
(a)    There is no Legal Proceeding pending or, to the Knowledge of [***] , threatened, by any third party before any court or tribunal (including, without limitation, the United States Patent and Trademark Office or equivalent authority anywhere in the world) relating to any of [***] ’s Intellectual Property or Technology, nor has [***] received within the three years prior to the date hereof any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that [***] must license or refrain from using any Intellectual Property rights of any third party) or challenging the validity, enforceability, use or exclusive ownership of any Intellectual Property or Technology owned by or licensed to [***] . Within the three years prior to the date hereof, [***] has not brought any Legal Proceeding (other than claims that have been resolved to [***] ’s satisfaction) against any Person for infringing, misappropriating, or violating any Intellectual Property owned by or licensed to [***] , and, to the Knowledge of [***] , no third party has interfered with, infringed upon, misappropriated, or violated any Intellectual Property of [***] .

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

8

(b)    All licenses or other agreements under which [***] is granted rights in Intellectual Property are listed in Exhibit 7.14. All such licenses or other agreements are in full force and effect, there is no material default by [***] , and to [***] ’s Knowledge, by any other party thereto and, except as set forth in Exhibit 7.14, all of the rights of [***] thereunder are freely assignable. [***] is not making unlawful use of any Intellectual Property granted to it under any such licenses or other agreements. True, complete and correct copies of all such licenses or other agreements, and any amendments thereto, have been provided to PDI.
(c)    Except as set forth on Exhibit 7.14, [***] has not granted or licensed any Intellectual Property rights to any Person.
(d)    Exhibit 7.14 sets forth a complete and accurate list of (i) registered trademarks or service marks with respect to any of its Intellectual Property, (ii) pending applications for any trademark or service mark with respect to any of its Intellectual Property, (iii) domain names registered by [***] , or (iv) trade names, fictitious names, unregistered trademarks, or unregistered service marks that are used by [***] in connection with any of its business.
(e)    Except as set forth on Exhibit 7.14, [***] owns all right, title and interest in and to, or has valid and continuing rights to use, sell and license, all Intellectual Property, Software and other Technology used in the conduct of the business and operations of [***] as presently conducted and as currently proposed to be conducted, free and clear of all Security Interests or obligations to others. As of the Effective Date, and subsequent to the Effective Date to the Knowledge of [***] , [***] has not interfered with, infringed upon, misappropriated, or violated any Intellectual Property or Technology of any third party. Without limiting any of the foregoing, except as set forth on Exhibit 7.14, as of the Effective Date, and subsequent to the Effective Date to the Knowledge of [***] , the business and operations of [***] , and its Technology, products, services, and the designing, development, manufacturing, reproduction, use, marketing, sale, distribution, maintenance and modification of any of the foregoing as presently performed and as currently contemplated to be performed do not infringe upon, misappropriate or otherwise violate any Intellectual Property of any third party.
(f)    Except as set forth in Exhibit 7.14 or with respect to licenses of Software (i) generally available for an annual or one-time license fee of no more than $10,000 in the aggregate, (ii) distributed as “freeware” or (iii) distributed via Internet access without charge and for use without charge, [***] does not own or license any Software. Following the Closing, [***] will have the right to exercise all of its current rights under agreements granting rights to it with respect to Intellectual Property to the same extent and in the same manner it would have been able to had the transactions contemplated by this Agreement not occurred, and without the payment of any additional consideration as a result of such transactions and without the necessity of any third party consent as a result of such transactions (and any such consents disclosed on Exhibit 7.14 have already been obtained).
(g)    [***] has taken adequate measures, consistent with standard practices in the industry in which [***] operates, to protect the confidentiality of all trade secrets owned by [***] that are material to its business as currently conducted. [***] has executed valid written agreements with all of its past and present employees, consultants and independent contractors pursuant to which such employees, consultants and independent contractors have agreed to hold all of [***] ’ trade secrets and confidential information in confidence both during and after the period during which they provided services to [***] . No trade secrets or other confidential information owned by [***] that is material to its business as currently conducted and as proposed to be conducted has been disclosed or authorized to be disclosed by [***] to any of its employees, consultants or independent contractors other than pursuant to a written non¬disclosure or confidentiality agreement. No consultant or independent contractor of [***] is, as a result of or in the course of such consultant’s or independent contractor’s engagement by [***] , in default

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

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or breach of any material term of any consulting agreement, non-disclosure agreement, assignment of invention agreement or similar agreement.
(h)    The information technology systems of [***] , including the relevant Software and hardware, are adequate for the business as presently conducted. The information technology systems of [***] have not suffered any material failure within the two (2) years prior to the date hereof.
(i)    The information technology systems of [***] are reasonably secure against intrusion. [***] has not suffered any security breaches within the past two years that have resulted in a third party obtaining access to any confidential information of [***] or any of its customers or suppliers.
(j)    [***] is in compliance in all material respects with any posted privacy policies and any laws or regulations relating to personally identifiable information.
7.15    Tangible Assets
[***] has no material tangible assets or properties.
7.16    Contracts
(a)    Exhibit 7.16 lists, by reference to the applicable subsection of this Section 7.16, the following contracts and other agreements to which [***] is a party or by which any of its assets is bound:

(i)	any agreement (or group of related agreements) for the lease of personal property to or from any Person providing for lease payments in excess of $15,000 per annum;

(ii)
any agreement (or group of related agreements) for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will involve consideration in excess of $25,000 or require performance by any party more than one year from the date hereof;

(iii)	any agreement concerning a partnership or joint venture, strategic alliance, licensing arrangement or sharing of profits or proprietary information;

(iv)
any agreement (or group of related agreements) under which [***] has created, incurred, assumed, or guaranteed any indebtedness or under which it has imposed a Security Interest on any of its assets, tangible or intangible;

(v)	any confidentiality, nonsolicitation or noncompetition agreement or any agreement containing a nonsolicitation or noncompetition covenant;

(vi)	any agreement with any of the [***] Shareholders or any Affiliate thereof or any current or former officer, director, member or Affiliate of [***] ;

(vii)
any profit sharing, equity option, equity purchase, equity appreciation, deferred compensation, severance, or other plan or arrangement for the benefit of [***] ’s current or former managers, directors, officers, and employees and any agreements providing for severance, retention, change in control or other similar payments;

(viii)	any collective bargaining agreement and any agreements with any labor union or association representing any employee of [***] ;

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

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(ix)
any agreement for the employment of any individual providing annual compensation in excess of $25,000, any agreement with independent contractors or consultants (or similar arrangements) that provide for annual compensation in excess of $25,000, and any agreements with employees or independent contractors or consultants that are not cancellable without penalty or further payment and without more than 30 days notice;

(x)	any agreement under which [***] has advanced or loaned any amount to any Person;

(xi)	any agreement for the sale of any of the assets of [***] other than in the Ordinary Course or for the grant to any Person of any preferential rights to purchase any of its assets;

(xii)	any agreement relating to the acquisition (by merger, purchase of equity or assets or otherwise) by [***] of any operating business or material assets or the capital stock or equity of any Person;

(xiii)	outstanding agreements of guaranty, surety or indemnification, direct or indirect of [***] ;

(xiv)	any agreement under which the consequences of a default or termination could be a Material Adverse Change;

(xv)
any leases of personal property involving annual payments in excess of $15,000 relating to personal property used in [***] ’s business or to which [***] is a party or by which its properties or assets are bound; or

(xvi)	any other agreement (or group of related agreements) the performance of which involves consideration in excess of $25,000 in any fiscal year.
(b)    PDI has received a correct and complete copy of each written agreement listed in Exhibit 7.16 (as amended to date) and a written summary setting forth the material terms and conditions of each oral agreement referred to therein. With respect to each such agreement: (i) the agreement is legal, valid, binding, enforceable (except (1) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (3) insofar as indemnification and contribution provisions may be limited by applicable law), and in full force and effect and, immediately following the consummation of the transactions contemplated in this Agreement, will be in full force and effect without penalty or other adverse consequence; (ii) neither [***] nor to the Knowledge of [***] , any other party, is in material breach or default, and no action or omission by [***] and, to the Knowledge of [***] , no other event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under the agreement, and (iii) no party has exercised any termination rights with respect thereto and no party has given notice of any material dispute. That certain Summary of Material Terms of a Agreement by [***] and [***], dated [***], 2013, is non-binding on [***] .
7.17    Powers Of Attorney
There are no outstanding powers of attorney executed on behalf of [***] .
7.18    Insurance

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

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(a)    Exhibit 7.18 sets forth the following information with respect to each insurance policy (including policies providing property, casualty, liability, and workers’ compensation coverage and bond and surety arrangements) with respect to which [***] is a party, a named insured, or otherwise the beneficiary of coverage:

(i)	the name of the insurer, the name of the policyholder, and the name of each covered insured;

(ii)	the policy number and the period of coverage;

(iii)	the scope (including an indication of whether the coverage is on a claims made, occurrence, or other basis) and amount of coverage;

(iv)	the annual premium; and

(v)	whether the policy may be terminated on the consummation of the transactions contemplated hereby.
(b)    With respect to each such insurance policy: (i) the policy is legal, valid, binding, enforceable, and in full force and effect; (ii) all premiums with respect thereto covering all periods up to an including the Closing Date have been, or will have been as of the Closing Date, paid (iii) neither [***] nor to the Knowledge of [***] , any other party to the policy is in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or lapse of time would constitute such a breach or default, or permit termination, modification, or acceleration, under the policy, and (iv) except as set forth on Exhibit 7.18, to the Knowledge of [***] , no event relating to [***] has occurred which could reasonably be expected to result in a retroactive upward adjustment or a prospective upward adjustment in the premium payable under the policy.
(c)    [***] has insurance policies in effect for such amounts as are sufficient for all requirements of Applicable Laws and all agreements to which it is a party or by which it is bound.
7.19    Litigation
(a)    There is no (i) Legal Proceeding pending or, to the Knowledge of [***] , threatened against [***] (or to the Knowledge of [***] , pending or threatened, against any of the officers, directors or employees of [***] with respect to their business activities on behalf of [***] ), or to which [***] is otherwise a party.
(b)    [***] is not subject to any outstanding Order nor is [***] in breach or violation of any Order.
7.20    Employees
(a)    Exhibit 7.20 sets forth a correct and complete list of (i) all employees of [***] ; (ii) all managers, directors and executive officers (vice president or higher) of [***] , (iii) all consultants and contractors to [***] during the fiscal year ended December 31, 2012, (iv) the current job title of each such Person described in clauses (i) and (ii) above, and (iv) the amount of compensation (including bonuses and commissions) paid to each such Person during the fiscal year ended December 31, 2012.
(b)    [***] is not and has not been a party to or bound by any collective bargaining agreement. [***] is, and has at all times been, in compliance, in all material respects, with all Applicable Laws

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

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concerning employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health, and is not engaged in any “unfair labor practices” (as defined in the National Labor Relations Act or other applicable laws).
7.21    Employee Benefits
There is no (i) employee welfare benefit plan (as defined in Section 3(1) of ERISA); (ii) employee pension benefit plan (as defined in Section 3(2)(A) of ERISA); (iii) contract, program, policy or arrangement which provides for a deferred compensation benefit currently sponsored, maintained or contributed to by [***] or any [***] Affiliate or with respect to which [***] or any [***] Affiliate may have any liability and there is no employment, severance, change in control (as such term is interpreted for purposes of section 409A of the Code) or similar agreement to which [***] or any [***] Affiliate is a party (collectively, the “[***] Benefit Plans”).
7.22    Guaranties
[***] is not a guarantor or otherwise responsible for any liability or obligation (including indebtedness) of any other Person.
7.23    Certain Business Relationships With [***]
Except as disclosed in Exhibit 7.23, to the Knowledge of [***] , none of the [***] Shareholders nor any employee, officer, manager, director or partner of [***] , any member of their respective immediate families or any of their respective Affiliates (each such Person a “Related Person”), (i) is, or has been in within the 12 months prior to the date hereof, involved in any business arrangement or relationship with [***] (whether written or oral), (ii) owes any material amount to [***] , nor does [***] owe any material amount to, or has committed to make any loan or extend or guarantee credit to or for the benefit of, any Related Person, (iii) owns any asset, tangible or intangible, which is used in the business of [***] (iv) has any material claim or cause of action against [***] or (v) owns any direct or indirect interest of any kind in, or controls or is a manager, director, officer, employee or partner of, or consultant to, or lender to or borrower from or has the right to participate in the profits of, any Person which is a competitor, supplier, customer, landlord, tenant, creditor or debtor of [***] .
7.24    Product Warranties And Liabilities
(a)    [***] does not manufacture any products.
(b)    [***] has not distributed, sold, leased, or delivered any product or service and has not committed or agreed to do any of the forgoing.
7.25    Books And Records
The books and records of [***] are correct and complete in all material respects and the signatures appearing on all documents contained therein are the true signatures of the person purporting to have signed the same. All actions reflected in said books and records were duly and validly taken in material compliance with the laws of the applicable jurisdiction and no meeting of the board of directors of [***] or any committee thereof has been held for which minutes have not been prepared and are not contained in the minute books. To the extent that they exist, all personnel files, reports, strategic planning documents, financial forecasts, accounting and tax records and all other records of every type and description that relate to the business of [***] have been prepared and maintained in accordance with good business practices and, where applicable, in conformity with applicable laws and regulations. All

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

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such books and records have been made available to PDI and, or in connection with the Closing, will be provided to PDI.
7.26    Disclosure
The representations and warranties of [***] contained in the Collaboration Agreement (including this Exhibit B) do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not misleading. To the Knowledge of [***] , there are no facts which [***] has not disclosed to PDI in writing which could, individually or in the aggregate, reasonably be expected to cause [***] to experience a Material Adverse Change.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

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EXHIBIT C

PROMISSORY NOTE
Principal: $                                        Date:
[***] (hereinafter called the “Maker”), for value received, hereby promises to pay to the order of PDI, Inc. (which, together with its successors and assigns, will be called the “Payee”), the principal amount of                                                          Dollars                                  ($    ), plus interest at the rate of five percent (5%) per annum on the principal amount outstanding from time to time, from the date hereof until this Note shall have been paid in full.
Subject to the provisions below, no payment of principal or interest shall be due for the first twenty-four (24) months from the date hereof. A payment of principal and interest in the amount of $          shall be due on the first day of the twenty-fifth calendar month following the date of this Note, and a like amount shall be due on the first day of each month thereafter until              , when the unpaid balance of principal and all accrued and unpaid interest shall be due in full.
The maturity of this Note shall be accelerated, and the unpaid balance of principal and all accrued and unpaid interest shall be due in full, within five (5) business days following receipt by the Maker of $7,500,000 in funding on a cumulative basis (whether in the form of equity capital or other indebtedness convertible into equity capital).
In addition, in the event of the receipt by the Maker of $5,000,000 in funding on a cumulative basis (whether in the form of equity capital or other indebtedness convertible into equity capital) during the first twenty-four months from the date hereof, payment of this Note in consecutive, equal monthly installments of principal and interest will commence on the first day of the next calendar month following the date of such funding, with the monthly payment computed so that this Note will be fully amortized and paid in sixty (60) months after the date hereof.
All payments on this Note shall be made in lawful money of the United States at the office of the Payee at                       , or such other place as the Payee may designate to the Maker in writing from time to time. Each payment shall be applied first to accrued and unpaid interest, and the balance to the outstanding principal hereof.
This Note shall be prepayable at any time in whole or in part, without penalty or premium.
If any of the following events shall occur, that is to say (i) if a default shall occur in the payment of any amount due hereunder and such default shall not be cured within ten (10) days after such due date; or (ii) if the Maker shall become insolvent or make an assignment for the benefit of creditors; or (iii) if a case shall be commenced with respect to the Maker (whether voluntary or involuntary) under any federal or state bankruptcy or insolvency law; or (iv) if a custodian, receiver, trustee or other similar official shall be appointed for the Maker or for any substantial part of its property; then, and in any such event, the outstanding principal balance hereof, together with all accrued and unpaid interest, shall at the option of the Payee become immediately due and payable.
The Maker agrees to pay all costs (including attorneys’ fees) reasonably incurred by the Payee in collecting this Note following a default hereunder.
Presentment for payment, demand, protest, notice of protest and notice of dishonor are hereby waived by all parties to this Note, whether Maker, endorser, guarantor or surety.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

No provision of this Note may be changed or waived orally, but only by an instrument in writing signed by the party to be charged by such change or waiver.
This Note shall be construed and enforced in accordance with the laws of the State of New Jersey.
IN WITNESS WHEREOF, the Maker has executed this Note as of the day and year first above written.

[***]

By:

Print Name:

Title:

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.